                                                                    EXHIBIT 10.7

                              U.S. RENTALS, INC.
                         1581 Cummins Drive, Suite 155
                          Modesto, California  95358

                                NOTE AGREEMENT

Re:            $10,000,000 6.82% Senior Secured Notes, Series A,
                             Due August 21, 1999,
               10,000,000 6.89% Senior Secured Notes, Series B,
                             Due August 21, 2000,
               $10,000,000 7.04% Senior Secured Notes, Series C,
                             Due August 21, 2001,
                                      and
               $20,000,000 7.13% Senior Secured Notes, Series D,
                              Due August 21, 2002

                                                                     Dated as of
                                                                 August 15, 1995

To the Purchaser named in Schedule I
  hereto which is a signatory of this
  Agreement

Ladies and Gentlemen:

        The undersigned, U.S. Rentals, Inc., a California corporation (the "Company"), agrees with you as follows:
 -------

SECTION 1.      DESCRIPTION OF NOTES AND COMMITMENT.

        Section 1.1.   Description of Notes.  (a) The Company will authorize the
        -----------------------------------
issue and sale of its 6.82% Senior Secured Notes, Series A, Due August 21, 1999 (the "Series A Notes") in an aggregate principal amount of $10,000,000, its
      --------------
6.89% Senior Secured Notes, Series B, Due August 21,

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2000 (the "Series B Notes") in an aggregate principal amount of $10,000,000, its
           --------------
7.04% Senior Secured Notes, Series C, Due August 21, 2001 (the "Series C Notes")
                                                                --------------
in an aggregate principal amount of $10,000,000, and its 7.13% Senior Secured Notes, Series D, Due August 21, 2002 (the "Series D Notes") in an aggregate
                                           --------------
principal amount of $20,000,000. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes issued pursuant to this Agreement and the other separate agreements referred to in (S)1.3 are hereinafter collectively referred to as the "Notes".
                    -----

        (b) The Series A Notes will be dated the date of issue, will bear interest from such date at the rate of 6.82% per annum, payable semiannually on the twenty-first day of February and August in each year (commencing February 21, 1996) and at maturity and will bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Overdue Rate after the date due, whether by acceleration or otherwise, until paid, will be expressed to mature on August 21, 1999, and will be substantially in the form attached hereto as Exhibit A-1.

        The Series B Notes will be dated the date of issue, will bear interest from such date at the rate of 6.89% per annum, payable semiannually in arrears on the twenty-first day of February and August in each year (commencing February 21, 1996) and at maturity and will bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Overdue Rate after the date due, whether by acceleration or otherwise, until paid, will be expressed to mature on August 21, 2000 and will be substantially in the form attached hereto as Exhibit A-2.

        The Series C Notes will be dated the date of issue, will bear interest from such date at the rate of 7.04% per annum, payable semiannually in arrears on the twenty-first day of February and August in each year (commencing February 21, 1996) and at maturity and will bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue

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installment of interest at the Overdue Rate after the date due, whether by acceleration or otherwise, until paid, will be expressed to mature on August 21, 2001 and will be substantially in the form attached hereto as Exhibit A-3.

        The Series D Notes will be dated the date of issue, will bear interest from such date at the rate of 7.13% per annum, payable semiannually in arrears on the twenty-first day of February and August in each year (commencing February 21, 1996) and at maturity and will bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Overdue Rate after the date due, whether by acceleration or otherwise, until paid, will be expressed to mature on August 21, 2002 and will be substantially in the form attached hereto as Exhibit A-4.

        Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in (S)2 of this Agreement. The term "Notes" as used herein shall include
                                           -----
each Note delivered pursuant to this Agreement and the separate agreements with the other purchasers named in Schedule I. You and the other purchasers named in
Schedule I are hereinafter sometimes referred to as the "Purchasers". The terms
                                                         ----------
which are capitalized herein shall have the meanings set forth in (S)8.1 unless the context shall otherwise require.

        Section 1.2. Commitment, Closing Date. Subject to the terms and
        -------------------------------------
conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to you, and you agree to purchase from the Company, Notes in the principal amount set forth opposite your name on Schedule I hereto at a price of 100% of the principal amount thereof on the Closing Date hereafter mentioned.

        Delivery of the Notes will be made at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, against payment therefor in Federal Reserve or other funds current and immediately available at the principal office of Bank of America, Department 5693, 1850 Gateway

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Boulevard, Concord, California 94520, ABA #121000358 for credit to the Company's
Account Number 12331-13468 in the amount of the purchase price at 12:00 Noon,
San Francisco, California time, on August 21, 1995 or such later date (not later than August 31, 1995) as shall mutually be agreed upon by the Company and the Purchasers (the "Closing Date"). The Notes delivered to you on the Closing Date
                 ------------
will be delivered to you in the form of a single registered Note in the form attached hereto as Exhibit A for the full amount of your purchase (unless different denominations are specified by you), registered in your name or in the name of such nominee, as may be specified in Schedule I attached hereto.

        Section 1.3. Other Agreements. Simultaneously with the execution and
        -----------------------------
delivery of this Agreement, the Company is entering into similar agreements with the other Purchasers under which such other Purchasers agree to purchase from the Company the principal amount of Notes set opposite such Purchasers' names in
Schedule I, and your obligation is subject to the execution and delivery of the similar agreements by the other Purchasers. This Agreement and said similar agreements with the other Purchasers are herein collectively referred to as the "Agreements". The obligations of each Purchaser shall be several and not joint
 ----------
and no Purchaser shall be liable or responsible for the acts of any other Purchaser.

        Section 1.4. Security for the Notes. The Notes will be entitled to the
        -----------------------------------
benefit of the Second Amended and Restated Security Agreement Re: Receivables, Inventory, Equipment and Documents dated as of the date of this Agreement which will be in form and substance satisfactory to you and your special counsel, together with any amendments, replacements or restatements of the foregoing (the "Security Document") and enforcement of the rights and benefits in respect of
 -----------------
the Security Document will be subject to an Intercreditor Agreement dated as of the date of this Agreement in form and substance satisfactory to you and your special counsel (the "Intercreditor Agreement") to be entered into by the
                      -----------------------
Collateral Agent, Bank of America National Trust and Savings Association and the Company with each of you.

SECTION 2.      PREPAYMENT OF NOTES.

        Section 2.1. Optional Prepayment with Premium. Upon compliance with
        ---------------------------------------------
(S)2.3, the Company shall have the privilege, on any interest payment date

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of prepaying the outstanding Notes, either in whole or in part (but if in part then in a minimum principal amount of $2,000,000), by payment of the principal amount of the Notes, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount, determined as of three Business Days prior to the date of such prepayment pursuant to this (S)2.1.

        Section 2.2. Prepayment of Notes upon Change of Control. (a) In the
        -------------------------------------------------------
event that the Company has knowledge of a Change of Control (as hereinafter defined) or an impending Change of Control, the Company will give written notice (the "Company Notice") of such fact in the manner provided in (S)9.6 hereof to
      --------------
the holders of the Notes at least 60 days prior to the occurrence of such Change of Control, provided that if the Company does not have knowledge of a Change of
            --------
Control sufficient to provide 60 days prior notice to the holders of the Notes, then the Company Notice shall be delivered promptly upon receipt of such knowledge by the Company and in any event no later than three Business Days following the occurrence of any Change of Control. The Company Notice shall (1) describe the facts and circumstances of such Change of Control in reasonable detail, (2) make reference to this (S)2.2 and the right of the holders of the Notes to require prepayment of the Notes on the terms and conditions provided for in this (S)2.2, (3) offer in writing to prepay the outstanding Notes, together with accrued interest to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount, and (4) specify a date for such prepayment (the "Change of Control Prepayment Date"), which Change of Control
                 ---------------------------------
Prepayment Date shall be (A) in the event the Company has knowledge of such Change of Control at least 60 days prior to the occurrence thereof, the date such Change of Control actually occurs, or (B) in all other events, not more than 90 days nor less than 30 days following the date of such Company Notice. Each holder of the then outstanding Notes shall have the right to accept such offer and require prepayment of the Notes held by such holder in full by written notice to the Company (a "Noteholder Notice") given not later than 20 days after
                          -----------------
receipt of the Company Notice. The Company shall on the Change of Control Prepayment Date prepay in full all of the Notes held by holders which have so accepted such offer of prepayment. The prepayment price of the Notes payable upon the occurrence of any Change of Control shall be an amount equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, together

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with a premium equal to the then applicable Make-Whole Amount, determined as of three Business Days prior to the date of such prepayment pursuant to this
(S)2.2(a).

        (b)(1) Without limiting the foregoing, notwithstanding any failure on the part of the Company to give the Company Notice herein required as a result of the occurrence of a Change of Control, each holder of the Notes shall have the right by delivery of written notice to the Company to require the Company to prepay, and the Company will prepay, such holder's Notes in full, together with accrued interest thereon to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount. Notice of any required prepayment pursuant to this (S)2.2(b)(1) shall be delivered by any holder of the Notes which was entitled to, but did not receive, such Company Notice to the Company after such holder has actual knowledge of such Change of Control. On the date (the "Change
                                                                         ------
of Control Delayed Prepayment Date") designated in such holder's notice (which
----------------------------------
shall be not more than 90 days nor less than 30 days following the date of such holder's notice), the Company shall prepay in full all of the Notes held by such holder, together with accrued interest thereon to the date of prepayment, and a premium equal to the then applicable Make-Whole Amount. If the holder of any Note gives any notice pursuant to this (S)2.2(b)(1), the Company shall give a Company Notice within three Business Days of receipt of such notice and identify the Change of Control Delayed Prepayment Date to all other holders of the Notes and each of such other holders shall then and thereupon have the right to accept the Company's offer to prepay the Notes held by such holder in full and require prepayment of such Notes by delivery of a Noteholder Notice within 20 days following receipt of such Company Notice; provided only that any date for
                                          --------
prepayment of such holder's Notes shall be the Change of Control Delayed Prepayment Date. On the Change of Control Delayed Prepayment Date, the Company shall prepay in full the Notes of each holder thereof which has accepted such offer of prepayment at a prepayment price equal to 100% of the outstanding principal amount of the Notes so to be prepaid and accrued interest thereon to the date of such prepayment, together with a premium equal to the then applicable Make-Whole Amount, determined as of three Business Days prior to the date of such prepayment pursuant to this (S)2.2(b)(1).

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        (2) Compliance with the provisions of this (S)2.2(b) shall not be deemed to constitute a waiver of, or consent to, any Default or Event of Default caused by any violation of the provisions of (S)2.2(a).

        Section 2.3. Notice of Optional Prepayments. The Company will give
        -------------------------------------------
notice of any prepayment of the Notes pursuant to (S)2.1 to each holder thereof not less than 30 days nor more than 60 days before the date fixed for such optional prepayment specifying (a) such date, (b) the principal amount of the holder's Notes to be prepaid on such date, (c) that a premium may be payable, (d) the date when such premium will be calculated, (e) the estimated premium, together with a reasonably detailed computation of such estimated premium, and (f) the accrued interest applicable to the prepayment. Such notice of prepayment shall also certify all facts, if any, which are conditions precedent to any such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with accrued interest thereon and the premium, if any, payable with respect thereto shall become due and payable on the prepayment date specified in said notice. Two Business Days prior to the prepayment date specified in such notice, the Company shall provide each holder of a Note written notice of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Make-Whole Amount.

        Section 2.4. Application of Prepayments. All partial prepayments made
        ---------------------------------------
pursuant to (S)2.1 shall be applied on all outstanding Notes ratably in accordance with the unpaid principal amounts thereof. All partial prepayments made pursuant to (S)2.2 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

        Section 2.5. Direct Payment. Notwithstanding anything to the contrary
        ---------------------------
contained in this Agreement or the Notes, in the case of any Note owned by you or your nominee or owned by any subsequent Institutional Holder which has given written notice to the Company requesting that the provisions of this (S)2.5 shall apply, the Company will punctually pay when due the principal thereof, interest thereon and premium, if any, due with respect to said principal, without any presentment thereof, directly to you, to your nominee or to such subsequent Institutional Holder at your address or your nominee's address set forth in Schedule I hereto or such other address

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as you, your nominee or such subsequent Institutional Holder may from time to time designate in writing to the Company or, if a bank account with a United States bank is designated for you or your nominee on Schedule I hereto or in any written notice to the Company from you, from your nominee or from any such subsequent Institutional Holder, the Company will make such payments in immediately available funds to such bank account, no later than 12:00 Noon Chicago, Illinois time on the date due, marked for attention as indicated, or in such other manner or to such other account in any United States bank as you, your nominee or any such subsequent Institutional Holder may from time to time direct in writing. If for any reason whatsoever the Company does not make any such payment by such 12:00 Noon Chicago, Illinois time, such payment shall be deemed to have been made on the next following Business Day and such payment shall bear interest at the Overdue Rate.

SECTION 3.      REPRESENTATIONS AND AGREEMENT.

        Section 3.1. Representations of the Company. The Company represents
        -------------------------------------------
and warrants that all representations and warranties set forth in Exhibit B are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

        Section 3.2. Representations and Agreement of the Purchaser. (a) You
        -----------------------------------------------------------
represent, and in entering into this Agreement the Company understands, that you are acquiring the Notes for the purpose of investment and not with a view to the distribution thereof, and that you have no present intention of selling, negotiating or otherwise disposing of the Notes; it being understood, however, that the disposition of your property shall at all times be and remain within your control.

        (b) You further represent that either: (1) you are acquiring the Notes with assets from your general account and not with the assets of any separate account in which any employee benefit plan has any interest; (2) no part of the funds to be used by you to purchase the Notes constitutes assets allocated to any separate account maintained by you such that the application of such funds constitutes a prohibited transaction under Section 406 of ERISA; or (3) all or a part of such funds constitute assets of one or more separate accounts, trusts or a commingled pension trust maintained by you, and you

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

have disclosed to the Company the names of such employee benefit plans whose assets in such separate account or accounts or pension trusts exceed 10% of the total assets or are expected to exceed 10% of the total assets of such account or accounts or trusts as of the date of such purchase and the Company has advised you in writing (and in making the representations set forth in this clause (3) you are relying on such advice) that the Company is not a party-in-interest nor are the Notes employer securities with respect to the particular employee benefit plan disclosed to the Company by you as aforesaid (for the purpose of this clause (3), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan). As used in this (S)3.2(b), the terms "separate account", "party-in-interest", "employer
                           ----------------    -----------------    --------
securities" and "employee benefit plan" shall have the respective meanings
----------       ---------------------
assigned to them in ERISA.

        (c) You agree that you will not resell the Notes purchased by you under this Agreement to a Person which, to the best of your knowledge, is a Competitor or Competitor Affiliate. It is understood and agreed that in establishing compliance by you with the foregoing, you may rely upon the written representation of the transferee of a Note to the effect that such transferee is not a Competitor or Competitor Affiliate.

SECTION 4.      CLOSING CONDITIONS.

        Section 4.1. Conditions. Your obligation to purchase the Notes on the
        -----------------------
Closing Date shall be subject to the performance by the Company of its agreements hereunder which by the terms hereof are to be performed at or prior to the time of delivery of the Notes and to the following further conditions precedent:

             (a) Closing Certificate. You shall have received a certificate
                 -------------------
        dated the Closing Date, signed by a Responsible Officer of the Company, the truth and accuracy of which shall be a condition to your obligation to purchase the Notes proposed to be sold to you and to the effect that
        (1) the representations and warranties of the Company set forth in Exhibit B hereto are true and correct on and with respect to the Closing Date, (2) the Company has performed all of its obligations hereunder which are to be performed on or prior to the Closing Date, and (3) no Default or Event of Default has occurred and is continuing.

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        (b) Legal Opinions. You shall have received from Chapman and Cutler, who
            --------------
are acting as your special counsel in this transaction, and from Bernard E. Lyons, Esq., counsel for the Company, their respective opinions dated the Closing Date, in form and substance satisfactory to you, and covering the matters set forth in Exhibits C and D, respectively, hereto.

        (c) Company's Existence and Authority. On or prior to the Closing Date,
            ---------------------------------
you shall have received, in form and substance reasonably satisfactory to you and your special counsel, such documents and evidence with respect to the Company as you may reasonably request in order to establish the existence and good standing of the Company and the authorization of the transactions contemplated by this Agreement.

        (d) Security Document, Etc. The Security Document and the Intercreditor
            ----------------------
Agreement shall be in form and substance satisfactory to you and your special counsel, shall have been duly executed and delivered by the parties thereto and shall be in full force and effect and you shall have received true, correct and complete copies of each thereof. You shall also have received a true, correct and complete copy of the Bank Agreement.

        (e) Filing and Recording. The Security Document (and/or financing
            --------------------
statements or similar notices thereof if and to the extent permitted or required by applicable law) shall have been recorded or filed for record in such public offices as may be deemed necessary or appropriate by you or your special counsel in order to perfect the Liens and security interests granted or conveyed thereby.

        (f) Related Transactions. The Company shall have consummated the sale of
            --------------------
the entire principal amount of the Notes scheduled to be sold on the Closing Date pursuant to this Agreement and the other agreements referred to in (S)1.3.

        (g) Private Placement Numbers.  On or prior to the Closing Date, special
            -------------------------
counsel to the Purchasers shall have duly made the appropriate filings with Standard & Poor's CUSIP Service Bureau, as

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agent for the National Association of Insurance Commissioners, in order to obtain a private placement number for each Series of the Notes.

        (h) Funding Instructions.  At least three Business Days prior to the
            --------------------
Closing Date, you shall have received written instructions executed by a Responsible Officer of the Company directing the manner of the payment of funds and setting forth (1) the name and address of the transferee bank, (2) such transferee bank's ABA number, (3) the account name and number into which the purchase price for the Notes is to be deposited, and (4) the name and telephone number of the account representative responsible for verifying receipt of such funds.

        (i) Special Counsel Fees. Concurrently with the delivery of the Notes to
            --------------------
you on the Closing Date, the charges and disbursements of Chapman and Cutler, your special counsel, shall have been paid by the Company.

        (j) Legality of Investment. The Notes to be purchased by you shall be a
            ----------------------
legal investment for you under the laws of each jurisdiction to which you may be subject (without resort to any so-called "basket provisions" to such laws).
                                          -----------------

        (k) Satisfactory Proceedings. All proceedings taken in connection with
            ------------------------
the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be satisfactory in form and substance to you and your special counsel, and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.

        Section 4.2. Waiver of Conditions.  If on the Closing Date the Company
        ---------------------------------
fails to tender to you the Notes to be issued to you on such date or if the conditions specified in (S)4.1 have not been fulfilled, you may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in (S)4.1 have not been fulfilled, you may waive compliance by the Company with any such

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condition to such extent as you may in your sole discretion determine. Nothing in this (S)4.2 shall operate to relieve the Company of any of its obligations hereunder or to waive any of your rights against the Company.

SECTION 5.      COMPANY COVENANTS.

        From and after the Closing Date and continuing so long as any amount remains unpaid on any Note:

        Section 5.1. Corporate Existence, Etc. The Company will preserve and
        -------------------------------------
keep in full force and effect, and will cause each Subsidiary to preserve and keep in full force and effect, its corporate existence and all Material licenses and permits relating to the proper conduct of its business, provided that the
                                                            --------
foregoing shall not prevent any transaction permitted by (S)5.12.

        Section 5.2. Insurance. The Company will maintain, and will cause each
        ----------------------
Subsidiary to maintain, insurance coverage by financially sound and reputable insurers and in such forms and amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties.

        Section 5.3. Taxes, Claims for Labor and Materials; Compliance with
        -------------------------------------------------------------------
Laws. (a) The Company will promptly pay and discharge, and will cause each
----
Subsidiary promptly to pay and discharge, prior to becoming delinquent, all taxes, assessments and governmental charges or levies imposed upon the Company or such Subsidiary, respectively, or upon or in respect of all or any part of the property or business of the Company or such Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any property of the Company or such Subsidiary; provided the Company or such
                                            --------
Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (1) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Company or such Subsidiary or any material interference with the use thereof by the Company or such Subsidiary, and (2) the

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Company or such Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto.

        (b) The Company will promptly comply and will cause each Subsidiary to promptly comply with all laws, ordinances or governmental rules and regulations to which it is subject, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all Environmental Laws, the violation of which could materially and adversely affect the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries or would result in any Lien not permitted under
(S)5.10.

        Section 5.4. Maintenance, Etc. The Company will in all Material respects
        -----------------------------
maintain, preserve and keep, and will cause each Subsidiary to in all Material respects maintain, preserve and keep, its properties which are used or useful in the conduct of its business (whether owned in fee or a leasehold interest) in good repair and working order and from time to time will in all Material respects make all necessary repairs, replacements, renewals and additions so that at all times the efficiency thereof shall be maintained.

        Section 5.5. Nature of Business. Neither the Company nor any Subsidiary
        -------------------------------
will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement.

        Section 5.6. Collateral Ratio. The Company will at all times keep and
        -----------------------------
maintain the ratio of Book Value of Consolidated Total Assets to Consolidated Secured Indebtedness at not less than 1.25 to 1.00.

        Section 5.7. Consolidated Tangible Net Worth. The Company will at all
        --------------------------------------------
times keep and maintain Consolidated Tangible Net Worth at an amount not less than the sum of (a) $35,000,000 plus (b) 25% of Consolidated Net Income computed
                                ----
on a cumulative basis for each of the elapsed fiscal quarters ending after June 30, 1995, provided that notwithstanding that Consolidated Net Income for any
          --------
such elapsed fiscal quarter may be a deficit figure, no

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reduction as a result thereof shall be made in the sum to be maintained pursuant hereto.

        Section 5.8. Fixed Charges Coverage Ratio. The Company will as at the
        -----------------------------------------
end of each fiscal quarter keep and maintain the ratio of Consolidated Net Income Available for Fixed Charges for any four of the immediately preceding five fiscal quarters to Consolidated Fixed Charges for such four fiscal quarter period at not less than 1.50 to 1.00.

        Section 5.9. Limitations on Indebtedness. (a) The Company will not, and
        ----------------------------------------
will not permit any Restricted Subsidiary to, create, assume, guarantee or otherwise incur or in any manner be or become liable in respect of any Indebtedness, except:

             (1) Indebtedness evidenced by the Notes;

             (2) Indebtedness of the Company and its Restricted Subsidiaries outstanding as of the date of this Agreement and described on Schedule II hereto;

             (3) Senior Indebtedness of the Company and Indebtedness of any of the Company's Restricted Subsidiaries, provided that at the time of
                                               --------
        creation, issuance, assumption, guarantee or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

                 (i) the sum of (A) Senior Indebtedness of the Company
             (including, without limitation, all Senior Indebtedness of the Company secured by Liens permitted to be incurred within the limitations of subclause (iii) below) plus (B) Indebtedness of
                                                   ----
             Restricted Subsidiaries permitted to be incurred within the limitations of subclause (iii) below shall not exceed 300% of Adjusted Consolidated Tangible Net Worth,

                 (ii) Subordinated Indebtedness of the Company shall not exceed
             100% of the Consolidated Tangible Net Worth, and

                 (iii) the sum of (A) the aggregate amount of all Indebtedness of the Company secured by Liens permitted by (S)5.10(h) plus (B)
                                                                     ----
             the aggregate amount of all Indebtedness of

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            Restricted Subsidiaries shall not exceed 10% of Adjusted
            Consolidated Tangible Net Worth;

            (4) Subordinated Indebtedness of the Company, provided that at the
                                                          --------
        time of issuance thereof and after giving effect thereto and to the application of the proceeds thereof, the aggregate amount of all Subordinated Indebtedness of the Company shall not exceed 100% of Consolidated Tangible Net Worth; and

            (5) Indebtedness of a Restricted Subsidiary to the Company or to a Wholly-owned Restricted Subsidiary.

        (b) Indebtedness issued or incurred in accordance with the limitations of (S)5.9(a) may be renewed, extended or refunded (without increase in the original principal amount, which shall be deemed to be $50,000,000 in the case of the Indebtedness issued pursuant to the Bank Agreement and without increase in principal amount remaining unpaid at the time of such renewal, extension or refunding in the case of any other Indebtedness), provided that at the time of
                                                  --------
such renewal, extension or refunding and after giving effect thereto, no Default or Event of Default would exist.

        (c) Any Person which becomes a Restricted Subsidiary after the date hereof shall for all purposes of this (S)5.9 be deemed to have created, assumed or incurred at the time it becomes a Restricted Subsidiary all Indebtedness of such Person existing immediately after it becomes a Restricted Subsidiary.

        Section 5.10. Limitation on Liens. The Company will not, and will not
        ---------------------------------
permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

        (a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by (S)5.3;
--------

        (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Restricted Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured and reserves reasonably deemed by the Company to be adequate shall have been established;

        (c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is
--------
being contested in good faith by appropriate actions or proceedings and in respect of which reserves reasonably deemed by the Company to be adequate shall have been established;

        (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Restricted Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries;

        (e) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Wholly-owned Restricted Subsidiary;

        (f) Liens existing as of the Closing Date and described on Schedule II hereto;

        (g) Liens created or incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition or purchase of fixed assets useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such fixed assets at the time of acquisition thereof or at the time of acquisition or purchase by the Company or a Restricted Subsidiary of any business entity then owning such fixed assets, whether or not such existing Liens were given to secure the payment of the purchase price of the fixed assets to which they attach so long as they were not incurred, extended or renewed in contemplation of such acquisition or purchase, provided that (1) the Lien shall attach solely to the fixed assets acquired or purchased, (2) such Lien shall have been created or incurred within ninety days of the date of acquisition or purchase, (3) at the time of acquisition or purchase of such fixed assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such fixed assets, whether or not assumed by the Company or a Restricted Subsidiary, shall not exceed an amount equal to 100% of the total purchase price of such fixed assets, (4) in the case of the creation or incurrence of any Capitalized Lease, the fixed asset which is the subject thereof if previously owned by the Company shall have been sold or otherwise disposed of within the limitations provided in (S)5.12(b)(2), and (5) all such Indebtedness shall have been incurred within the applicable limitations provided in (S)5.9(a);

        (h) Liens created or incurred after the Closing Date given to secure Indebtedness of the Company or any Restricted Subsidiary, in addition to the Liens permitted by the preceding clauses (a) through (g) hereof, provided that
                                                                 --------
all Indebtedness secured by such Liens shall have been incurred within the limitations provided in (S)5.9(a)(3); and

        (i) the Lien of the Security Document.

        Section 5.11. Restricted Payments. (a) The Company will not except as
        ---------------------------------
otherwise provided in clause (b) of this (S)5.11:

             (1) Declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of common stock of the Company);

             (2) Directly or indirectly, or through any Subsidiary or through any Affiliate of the Company, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock;

             (3) Make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock; or

             (4) Make any payment of or on account of any Subordinated Indebtedness or any payment on account of the purchase, redemption or other retirement thereof, except (i) a payment of interest on such Subordinated Indebtedness, (ii) payment at final maturity or (iii) a payment in compliance with the applicable provisions of such Subordinated Indebtedness thereof or of any indenture, agreement or similar instrument under or pursuant to which such Subordinated Indebtedness has been issued unconditionally requiring at such time and in the amounts being made, payments of a sinking fund, periodic prepayments or other analogous payments for the amortization of such Subordinated Indebtedness, all as established by the original terms thereof;

(such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options and all such other payments, prepayments, redemptions, purchases or distributions being herein collectively called "Restricted Payments"), if after giving effect thereto the
                     -------------------
aggregate amount of Restricted Payments made during the period from and after the Closing Date to and including the date of the making of the Restricted Payment in question, would exceed the sum of (A) $7,500,000 plus (B) 50% of
                                                            ----
Consolidated Net Income for such period, computed on a cumulative basis for said entire period (or if such Consolidated Net Income is
a deficit figure, then minus 100% of such deficit) plus (C) the aggregate net
                       -----                       ----
cash proceeds received by the Company from the issuance and sale of common stock during such period plus (D) the aggregate net cash proceeds received by the
                   ----
Company from the sale or other disposition of any Restricted Investment during such period.

        (b) Notwithstanding the foregoing provisions of clause (a) of this
(S)5.11, the Company may pay, for any fiscal year or portion thereof (a "Tax
                                                                         ---
Year") in which the Company shall have been an "S corporation" under Section
----                                            -------------
1361 of the Code, dividends to the holders of common stock of the Company to enable such holders to make payments of Federal and state income taxes (including estimates therefor) which may become due and payable with respect to any Tax Year ("Tax Dividends"); provided, however, that the Tax Dividends for
               -------------    -----------------
such Tax Year shall not exceed the product of (1) the excess of (A) the sum of
(i) the maximum Federal income tax rate applicable to individuals (determined without regard to phaseouts of rate brackets, personal exemptions or other items) plus (ii) the Adjusted State Income Tax Rate from time to time applicable to any holder of common stock of the Company with respect to its share of the Taxable Income (as defined below) of the Company over (B) the product of such Federal income tax rate and the Adjusted State Income Tax Rate and (2) the Company's Taxable Income for such Tax Year, provided, further, that Tax
                                            -----------------
Dividends shall be increased by an amount equal to the alternative minimum tax that would be imposed under Section 55 of the Code on shareholders of the Company with respect to those items of Taxable Income included in calculating and adjusting their alternative minimum taxable incomes, as defined and adjusted in Sections 55 and 56 of the Code. Tax Dividends for any succeeding Tax Year shall be reduced by the amount by which prior Tax Dividends made by the Company during any preceding Tax Year exceeded the amounts which would have been distributed based on the actual Taxable Income of the Company for such Tax Year or Years. Tax Dividends also shall be reduced by credits allowed or allowable to shareholders of the Company under Section 53 of the Code with respect to their shares of income of the Company. Further, Tax Dividends made to enable holders to pay estimated income taxes shall not exceed those amounts which the Company reasonably determines in good faith to be necessary to enable the holders to avoid the imposition of penalties in interest for the underpayment of estimated income taxes with respect to Taxable Income of the Company.

        As used herein, the term "Adjusted State Income Tax Rate" which shall be
                                  ------------------------------
applicable to the Tax Dividends of all holders of common stock, shall mean the highest effective rate of state income tax imposed on any holder of common stock of the Company with respect to its share of Taxable Income of the Company adjusted for state modifications to Taxable Income and for credits allowed against such taxes. For purposes of determining the Adjusted State Income Tax Rate, each holder of common stock of the Company shall be deemed to have no items of income, gain, loss, deduction or credit other than those taken into account in determining Taxable Income.

        As used herein, the term "Taxable Income" (or "Taxable Loss" if Taxable
                                  --------------       ------------
Income is a negative amount) shall mean the sum of all items of taxable income, gain, loss and deduction taken into account under Section 1366(a) of the Code, or any successor provision thereto, in determining Federal income tax liability of the holders of common stock of the Company, appropriately adjusted to take into account items taxed at rates lower than the maximum rate (e.g., capital
                                                               ----
gains and losses) and tax credits permitted thereunder. Taxable Income shall also be reduced to the extent the Company has realized any Taxable Losses in Tax Years governed by this provision which have not previously been used to reduce Taxable Income.

        (c) The Company will not declare any dividend which constitutes a Restricted Payment payable more than 60 days after the date of declaration thereof.

        (d) For the purposes of this (S)5.11, the amount of any Restricted Payment declared, paid or distributed in property shall be deemed to be the greater of the book value or fair market value (as determined in good faith by the Board of Directors of the Company) of such property at the time of the making of the Restricted Payment in question.

        (e) The Company will not authorize or make a Restricted Payment permitted within the terms of (S)5.11(a) if after giving effect to the proposed Restricted Payment: (1) a Default or Event of Default would exist or (2) the Company could not incur at least $1.00 of additional Indebtedness pursuant to
(S)(S)5.9(a)(3) and (4).

        Section 5.12. Mergers, Consolidations and Sales of Assets. (a) The
        ---------------------------------------------------------
Company will not, and will not permit any Restricted Subsidiary to, consolidate with or be a party to a merger with any other Person, or sell, lease or otherwise dispose of all or substantially all of its assets; provided that:
                                                             --------

             (1) any Restricted Subsidiary may merge or consolidate with or into the Company or any Wholly-owned Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation; and

             (2) the Company may consolidate or merge with or into any other corporation if (i) the corporation which results from such consolidation or merger (the "surviving corporation") is organized under the laws of any state of the United States or the District of Columbia, (ii) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement to be performed or observed by the Company are expressly assumed in writing by the surviving corporation and the surviving corporation shall furnish to the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (iii) at the time of such consolidation or merger and immediately after giving effect thereto, (A) no Default or Event of Default would exist and (B) the surviving corporation would be permitted by the provisions of (S)(S)5.9(a)(3) and (4) to incur at least $1.00 of additional Indebtedness.

        (b) The Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer, abandon or otherwise dispose of assets (except assets sold in the ordinary course of business for fair market value) to any Person; provided that the foregoing restrictions do not apply to:
--------

        (1) the sale, lease, transfer or other disposition of assets of a Restricted Subsidiary to the Company or a Wholly-owned Restricted Subsidiary; or

        (2) the sale of assets by the Company or a Restricted Subsidiary if all of the following conditions are met:

            (i) the sale of such property is for cash consideration which equals or exceeds the fair market value of the property so sold (as determined in good faith by the Board of Directors of the Company);

            (ii) such property is leased by the Company or Restricted Subsidiary, as lessee, within 180 days of the sale of such property;

            (iii) immediately after the consummation of the sale of such property and immediately after the consummation of the leaseback thereof by the Company or Restricted Subsidiary, as the case may be, and after giving effect thereto, (A) no Default or Event of Default would exist, and (B) the Company would be permitted by the provisions of
        (S)(S)5.9(a)(3) and (4) to incur at least $1.00 of additional Indebtedness; and

            (iv) the sale of such property and the leaseback thereof by the Company or a Restricted Subsidiary is otherwise consummated within the limitations of this Agreement;

        (3) the sale of assets for cash or other property to a Person or Persons (other than an Affiliate) if all of the following conditions are met:

            (i) such assets (valued at net book value) do not, together with all other assets of the Company and its Restricted Subsidiaries previously disposed of during the immediately preceding 12 calendar month period (other than in the ordinary course of business), exceed 10% of Consolidated Total Assets, determined as of the end of the immediately preceding fiscal year;

            (ii) in the opinion of a Responsible Officer of the Company, the sale is for fair value and is in the best interests of the Company; and

            (iii) immediately after the consummation of the transaction and after giving effect thereto, (A) no Default or Event of Default would exist, and (B) the Company would be permitted by the provisions of
        (S)(S)5.9(a)(3) and (4) to incur at least $1.00 of additional Indebtedness;

provided, however, that for purposes of the foregoing calculation, there
-----------------
shall not be included any assets the proceeds of which were or are (y) immediately after the consummation of such sale invested in Investments of the character described in clauses (d), (e) and (f) of the definition of
"Restricted Investments" contained in (S)8.1, and (z) applied within 180 days of the date of sale of such assets to either (A) the acquisition of fixed assets useful and intended to be used in the operation of the business of the Company and its Restricted Subsidiaries as described in (S)5.5 and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of or (B) the prepayment at any applicable prepayment premium, on a pro rata basis, of Senior Indebtedness of
                                    --------
the Company. It is understood and agreed by the Company that: (A) any holder of the Notes may decline any such offer of prepayment, (B) the failure of any such holder to accept or decline any such offer of prepayment shall be deemed to be an election by such holder to accept such prepayment, and (C) if such offer is so accepted, the proceeds so offered towards the prepayment of the Notes and accepted shall be prepaid as and to the extent provided in (S)2.1. In the event any holder of Senior Indebtedness of the Company declines any such offer of prepayment, the Company shall offer, on a pro rata basis, the proceeds
                                                   --------
so declined to the holders of Senior Indebtedness of the Company accepting the offer of prepayment.

         Computations pursuant to this (S)5.12(b) shall include dispositions made pursuant to (S)5.12(c) and computations pursuant to (S)5.12(c) shall include dispositions made pursuant to this (S)5.12(b).

        (c) The Company will not, and will not permit any Restricted Subsidiary to, sell, pledge or otherwise dispose of any shares of the stock (including as "stock" for the purposes of this (S)5.12(c) any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of a Restricted Subsidiary (said stock, options, warrants and other Securities herein called "Subsidiary Stock") or any Indebtedness of any Restricted Subsidiary, nor
        ----------------
will any Restricted Subsidiary issue, sell, pledge or otherwise dispose of any shares of its own Subsidiary Stock to any Person, provided that the foregoing
                                                  --------
restrictions do not apply to:

            (1) the issue of directors' qualifying shares; or

            (2) the issue of Subsidiary Stock to the Company; or

            (3) the sale or other disposition at any one time to a Person (other than directly or indirectly to an Affiliate) of the entire Investment of the Company and its other Restricted Subsidiaries in any Restricted Subsidiary if all of the following conditions are met:

                (i) the assets (valued at net book value) of such Restricted
            Subsidiary do not, together with all other assets of the Company and its Restricted Subsidiaries previously disposed of during the immediately preceding 12 calendar month period (other than in the ordinary course of business), exceed 10% of Consolidated Total Assets, determined as of the end of the immediately preceding fiscal year;

                (ii) in the opinion of a Responsible Officer of the Company, the sale is for fair value and is in the best interests of the Company;

                (iii) immediately after the consummation of the transaction and after giving effect thereto, such Restricted Subsidiary shall have no Indebtedness of or continuing

            Investment in the capital stock of the Company or of any Restricted Subsidiary and any such Indebtedness or Investment shall have been discharged or acquired, as the case may be, by the Company or a Restricted Subsidiary; and

                (iv) immediately after the consummation of the transaction and after giving effect thereto, (A) no Default or Event of Default would exist, and (B) the Company would be permitted by the provisions of (S)(S)5.9(a)(3) and (4) to incur at least $1.00 of additional Indebtedness;

        provided, however, that for purposes of the foregoing calculation, there
        -----------------
        shall not be included any assets the proceeds of which were or are (y) immediately after the consummation of such sale invested in Investments of the character described in clauses (d), (e) and (f) of the definition of "Restricted Investments" contained in (S)8.1, and (z) applied within 180 days of the date of sale of such assets to either (A) the acquisition of fixed assets useful and intended to be used in the operation of the business of the Company and its Restricted Subsidiaries as described in (S)5.5 and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of or (B) the prepayment at any applicable prepayment premium, on a pro rata basis, of Senior
                                            --------
        Indebtedness of the Company. It is understood and agreed by the Company that: (A) any holder of the Notes may decline any such offer of prepayment, (B) the failure of any such holder to accept or decline any such offer of prepayment shall be deemed to be an election by such holder to accept such prepayment, and (C) if such offer is so accepted, the proceeds so offered towards the prepayment of the Notes and accepted shall be prepaid as and to the extent provided in (S)2.1. In the event any holder of Senior Indebtedness of the Company declines any such offer of prepayment, the Company shall offer, on a pro rata basis, the
                                                     --------
        proceeds so declined to the holders of Senior Indebtedness of the Company accepting the offer of prepayment.

        Computations pursuant to this (S)5.12(c) shall include dispositions made pursuant to (S)5.12(b) and computations pursuant to (S)5.12(b) shall include dispositions made pursuant to this (S)5.12(c).

        Section 5.13. Guaranties. The Company will not, and will not permit any
        ------------------------
Restricted Subsidiary to, become or be liable in respect of any Guaranty except Guaranties by the Company which are limited in amount to a stated maximum dollar exposure or which constitute Guaranties of obligations incurred by any Restricted Subsidiary in compliance with the provisions of this Agreement.

        Section 5.14. Repurchase of Notes. Except as provided in (S)2.1 and
        ---------------------------------
(S)2.2, neither the Company nor any Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Notes.

        Section 5.15. Transactions with Affiliates. The Company will not, and
        ------------------------------------------
will not permit any Restricted Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

        Section 5.16. Termination of Pension Plans. The Company will not and
        ------------------------------------------
will not permit any Subsidiary to withdraw from any Multiemployer Plan or permit any employee benefit plan maintained by it to be terminated if such withdrawal or termination could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) or the imposition of a Lien on any property of the Company or any Subsidiary pursuant to Section 4068 of ERISA.

        Section 5.17. Reports and Rights of Inspection. The Company will keep,
        ----------------------------------------------
and will cause each Restricted Subsidiary to keep, proper books of record and account in which full and correct entries will be made of all dealings or transactions of, or in relation to, the business and affairs of the Company or such Restricted Subsidiary, in accordance with GAAP consistently applied (except for changes disclosed in the financial statements furnished to you pursuant to this (S)5.17 and concurred in by the independent public accountants referred to in (S)5.17(b)), and will furnish to you so long as you are the holder of any Note and to each other Institutional Holder of the then outstanding Notes (in duplicate if so specified below or otherwise requested):

            (a) Quarterly Statements. As soon as available and in any event
                --------------------
        within 45 days after the end of each quarterly fiscal period (including the last) of each fiscal year, copies of:

                (1) a consolidated balance sheet of the Company and its
            Restricted Subsidiaries as of the close of such quarterly fiscal period, setting forth in comparative form the consolidated figures for the fiscal year then most recently ended,

                (2) consolidated statements of income of the Company and its
            Restricted Subsidiaries for such quarterly fiscal period and for the portion of the fiscal year ending with such quarterly fiscal period, in each case setting forth in comparative form the consolidated figures for the corresponding periods of the preceding fiscal year, and

                (3) consolidated statements of income, shareholder's equity and cash flows of the Company and its Restricted Subsidiaries for the portion of the fiscal year ending with such quarterly fiscal period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct by an authorized financial officer of the Company;

            (b) Annual Statements. As soon as available and in any event within
                -----------------
        150 days after the close of each fiscal year of the Company, copies of:

                (1) a consolidated balance sheet of the Company and its
            Restricted Subsidiaries as of the close of such fiscal year, and

                (2) consolidated statements of income, shareholder's equity and cash flows of the Company and its Restricted Subsidiaries for such fiscal year,

in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Restricted Subsidiaries as of the end of the fiscal year being reported on and the consolidated results of the operations and cash flows for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances;

        (c) Auditor's Reports. Promptly upon receipt thereof, one copy of each
            -----------------
interim or special audit made by independent accountants of the books of the Company or any Restricted Subsidiary and any management letter received from such accountants;

        (d) SEC and Other Reports. Promptly upon their becoming available and in
            ---------------------
any event within 15 days following the date of filing thereof, one copy of each financial statement, report, notice or proxy statement sent by the Company to its creditors and stockholders generally and of each regular or periodic report, and any registration statement or prospectus filed by the Company or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries;

        (e) ERISA Reports. Promptly upon the occurrence thereof, written notice
            -------------
of (1) a Reportable Event with respect to any Plan; (2) the institution of any steps by the Company, any ERISA Affiliate, the PBGC or any other Person to terminate any Plan; (3) the institution of any steps by the Company or any ERISA Affiliate to withdraw from any Plan; (4) a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA in connection with any Plan; (5) any material increase in the contingent liability of the Company or any Restricted Subsidiary with respect to any post-retirement welfare liability; or (6) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing;

        (f) Officer's Certificates. Within the periods provided in paragraphs
            ----------------------
(a) and (b) above, a certificate of the chief financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and setting forth: (1) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of (S)(S)5.6 through 5.12 at the end of the period covered by the financial statements then being furnished, and (2) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

        (g) Accountant's Certificates. Within the period provided in paragraph
            -------------------------
(b) above, a certificate of the accountants who render an opinion with respect to such financial statements, stating that they have reviewed this Agreement and stating further whether, in making their audit, such accountants have become aware of any Default or Event of Default under any of the terms or provisions of this Agreement insofar as any such terms or provisions pertain to or involve accounting matters or determinations, and if any such condition or event then exists, specifying the nature and period of existence thereof; and

        (h) Requested Information. With reasonable promptness, such other data
            ---------------------
and information (other than information on a "by-
                                              ---
         store" basis) as you or any such Institutional Holder may reasonably
         -----
         request.

Without limiting the foregoing, the Company will permit you, so long as you are the holder of any Note, and each Institutional Holder of the then outstanding Notes (or such Persons as either you or such Institutional Holder may designate), to visit and inspect, under the Company's guidance, any of the properties of the Company or any Restricted Subsidiary, to examine all of their books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with you the finances and affairs of the Company and its Restricted Subsidiaries), all at such reasonable times and as often as may be reasonably requested. Any visitation shall be at the sole expense of you or such Institutional Holder, unless a Default or Event of Default shall have occurred and be continuing or the holder of any Note or of any other evidence of Indebtedness of the Company or any Restricted Subsidiary gives any written notice or takes any other action with respect to a claimed default, in which case, any such visitation or inspection shall be at the sole expense of the Company.

        Section 5.18. Notes to Rank Pari Passu. The Company will keep and
        --------------------------------------
maintain the obligation of the Company with respect to the Notes and all other monetary obligations outstanding at any one time owing to the holders of the Notes under this Agreement as direct obligations of the Company ranking pari passu as against assets of the Company with all of the present and future secured Senior Indebtedness of the Company.

        Section 5.19. Completion of Lien Perfection. Not later than August 31,
        -------------------------------------------
1995, the Company shall have caused to be completed and recorded or filed for record in such public office as may be deemed necessary or appropriate by the holders of the Notes or their special counsel the Security Document and/or financing statements or similar notices thereof if and to the extent permitted or required by applicable law in order to complete perfection of the Lien and security interests granted or conveyed by the Security Document. Without limiting the foregoing, the Company shall also, not later than October 15, 1995, have caused to be delivered to the holders of the Notes and their special counsel an opinion of counsel to the Company to the effect that the Security Document (or financing statements or similar notices thereof to the extent permitted or required by applicable law) has been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the security interest granted by the Security Document in the collateral therein described as against creditors of and purchasers from the Company and its Subsidiaries and the Security Document creates a valid and perfected security interest in such collateral effective as against creditors of and purchasers from the Company and its Subsidiaries, subject only to encumbrances expressly permitted by the terms of the Security Document.

SECTION 6.      EVENTS OF DEFAULT AND REMEDIES THEREFOR.

        Section 6.1. Events of Default. Any one or more of the following shall
        ------------------------------
constitute an "Event of Default" as such term is used herein:
               ----------------

            (a) Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than five Business Days; or

            (b) Default shall occur in the making of any other payment of the principal of any Note or premium, if any, thereon at the expressed or any accelerated maturity date or at any date fixed for prepayment; or

            (c) Default shall occur in the observance or performance of any covenant or agreement contained in (S)5.5 through (S)5.12 or (S)5.15; or

            (d) Default shall occur in the observance or performance of any other provision of this Agreement which is not remedied within 30 days after the earlier of (1) the day on which a Responsible Officer of the Company first obtains knowledge of such default, or (2) the day on which written notice thereof is given to the Company by the holder of any Note; or

            (e) Default shall be made in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness for borrowed money

        (other than the Notes) of the Company or any Restricted Subsidiary aggregating in excess of $5,000,000 and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

            (f) Default or the happening of any event shall occur under any indenture, agreement or other instrument under which any Indebtedness for borrowed money (other than the Notes) of the Company or any Restricted Subsidiary aggregating in excess of $5,000,000 may be issued and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any Indebtedness for borrowed money of the Company or any Restricted Subsidiary outstanding thereunder; or

            (g) Any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Notes or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

            (h) Final judgment or judgments for the payment of money aggregating in excess of $1,000,000 is or are outstanding against the Company or any Restricted Subsidiary or against any property or assets of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 45 days from the date of its entry; or

            (i) An event of default (as such term is defined in the Security Document) or event which with the lapse of time or the giving of notice, or both, would constitute an event of default (as such term is defined in the Security Document) under the Security Document; or

            (j) The Security Document shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination of any governmental body or court that the Security Document is invalid, void or unenforceable or the first and prior perfected security interests created pursuant thereto is not legal, valid and binding or the Company shall contest or deny in writing the validity or enforceability of any of its obligations under the Security Document; or

            (k) A custodian, liquidator, trustee or receiver is appointed for the Company or any Restricted Subsidiary or for the major part of the property of either and is not discharged within 60 days after such appointment; or

            (l) The Company or any Restricted Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Restricted Subsidiary applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company or such Restricted Subsidiary or for the major part of the property of either; or

            (m) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Restricted Subsidiary and, if instituted against the Company or any Restricted Subsidiary, are consented to or are not dismissed within 60 days after such institution.

        Section 6.2. Notice to Holders and Collateral Agent. When any Event of
        ---------------------------------------------------
Default described in the foregoing (S)6.1 has occurred, or if the holder of any Note or of any other evidence of Indebtedness for borrowed money of the Company gives any notice or a Responsible Officer of the Company becomes aware that any such holder has taken any other action with respect to a claimed default, the Company agrees to give notice within three Business Days of such event to all holders of the Notes then outstanding and to the Collateral Agent.

        Section 6.3. Acceleration of Maturities. When any Event of Default
        ---------------------------------------
described in paragraph (a) or (b) of (S)6.1 has happened and is continuing, any holder of any Note may, by notice in writing sent to the Company in the manner provided in (S)9.6, declare the entire principal and all interest accrued on such Note to be, and such Note shall thereupon become forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraphs (a) through (j), inclusive, of said (S)6.1 has happened and is continuing, the holder or holders of 25% or more of the principal amount of the Notes at the time outstanding may, by notice in writing to the Company in the manner provided in (S)9.6, declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraph (k), (l) or (m) of (S)6.1 has occurred, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. Upon the Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the holders of the Notes the entire principal and interest accrued on the Notes and, to the extent not prohibited by applicable law, an amount as liquidated damages for the loss of the bargain evidenced hereby (and not as a penalty) equal to the Make-Whole Amount, determined as of the date on which the Notes shall so become due and payable. No course of dealing on the part of the holder or holders of any Notes nor any delay or failure on the part of any holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the holder or holders of the Notes all costs and expenses incurred by them in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to such holder's or holders' attorneys for all services rendered in connection therewith.

        Section 6.4. Rescission of Acceleration. The provisions of (S)6.3 are
        ---------------------------------------
subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through
(j), inclusive, of (S)6.1, the holders of 76% in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that
                                                                 --------
at the time such declaration is annulled and rescinded:

            (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

            (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under (S)6.3) shall have been duly paid; and

            (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to (S)7.1;

and provided further, that no such rescission and annulment shall extend to
    ----------------
or affect any subsequent Default or Event of Default or impair any right consequent thereto.

SECTION 7.      AMENDMENTS, WAIVERS AND CONSENTS.

        Section 7.1. Consent Required. Any term, covenant, agreement or
        -----------------------------
condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least 51% in aggregate principal amount of outstanding Notes; provided that without the written consent of the
                             --------
holders of all of the Notes then outstanding, no such amendment or waiver shall be effective (a) which will change the time of payment of the principal of or the interest on any Note or change the principal amount thereof or change the rate of interest thereon, or (b) which will change any of the provisions with respect to optional prepayments, or (c) which will change the percentage of holders of the Notes required to consent to any such amendment or waiver of any of the provisions of this (S)7 or (S)6.

        Section 7.2. Solicitation of Holders. So long as there are any Notes
        ------------------------------------
outstanding, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to entering into by any holder of Notes of any proposed or actual waiver or amendment of any of the terms and provisions of this Agreement or the Notes or as compensation for internal fees charged, incurred or allocated by such holder, or otherwise, unless such remuneration is concurrently offered, on the same terms, ratably to the holders of all Notes then outstanding. Promptly and in any event within 30 days of the date of execution and delivery of any such waiver or amendment, the Company shall provide a true, correct and complete copy thereof to each of the holders of the Notes.

        Section 7.3. Effect of Amendment or Waiver. Any such amendment or waiver
        ------------------------------------------
shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 8.      INTERPRETATION OF AGREEMENT; DEFINITIONS.

        Section 8.1. Definitions. Unless the context otherwise requires, the
        ------------------------
terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

         "Acquiring Person" shall mean a "person" or "group of persons" within
          ----------------                ------      ----------------
the meaning of Section 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended; provided that notwithstanding the foregoing, "Acquiring
                  --------                                      ---------
Person" shall not be deemed to include any member of the Colburn Control Group,
------
unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of, an Acquiring Person, all or any portion of the voting power of the Voting Stock of the Company directly or indirectly owned or controlled by such member or such member directly or indirectly acquiesces in, consents to or votes all or any portion of the voting power of the Voting Stock of the Company directly or indirectly owned or controlled by such member for the taking of any action which, directly or indirectly, constitutes or would result in a Change of Control, in which event such member of the Colburn Control Group shall be deemed to constitute an Acquiring Person to the extent of the voting power of the Voting Stock of the Company owned or controlled by such member.

        "Adjusted Consolidated Tangible Net Worth" shall mean the sum of (a)
         ----------------------------------------
Consolidated Tangible Net Worth plus (b) Subordinated Indebtedness of the
                                ----
Company.

        "Adjusted State Income Tax Rate" shall have the meaning set forth in
         ------------------------------
(S)5.11(b).

        "Affiliate" shall mean any Person (other than a Restricted Subsidiary),
         ---------
(a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Company or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

        "Agreements" shall have the meaning set forth in (S)1.3.
         ----------

        "Bank Agreement" shall mean that certain First Amended and Restated
         --------------
Credit Agreement between the Company and Bank of America National Trust and Savings Bank dated as of August 11, 1995.

        "Base Year" shall mean 1995.
         ---------

        "Book Value of Consolidated Total Assets" shall mean Consolidated Total
         ---------------------------------------
Assets less interest bearing notes receivable from Affiliates to the Company or any of its Restricted Subsidiaries.

        "Business Day" shall mean any day other than a Saturday, Sunday or other
         ------------
day on which banks in Los Angeles, California or New York City, New York are required by law to close or are customarily closed.

        "Capitalized Lease" shall mean any lease the obligation for Rentals with
         -----------------
respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

        "Capitalized Rentals" of any Person shall mean as of the date of any
         -------------------
determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

        "Change of Control" shall mean the earliest to occur of (a) the date of
         -----------------
a merger between the Company and an Acquiring Person, or the date of a consolidation of the Company with an Acquiring Person or the date of an acquisition of an Acquiring Person by the Company or the acquisition of the Company by an Acquiring Person (whether such acquisition is pursuant to the purchase of all or substantially all of the assets of such Acquiring Person or the purchase of stock of such Acquiring Person or any other transaction involving the sale or other disposition of assets or stock), if immediately after any such event, the Colburn Control Group would own or control less than 51% of the voting power of the outstanding Voting Stock of the Company or of the surviving, resulting or continuing corporation if the Company shall not be the surviving entity; (b) the date of execution of a binding agreement by an Acquiring Person for the purchase, directly or indirectly, in one or more related transactions, of voting power of the outstanding Voting Stock of the Company, such that after giving effect thereto, the Colburn Control Group would legally or beneficially own or control less than 51% of the voting power of the outstanding Voting Stock of the Company, (c) the date of commencement of a tender offer or exchange offer that would result in an Acquiring Person legally or beneficially owning or controlling the voting power of the outstanding Voting Stock of the Company, such that after giving effect thereto, the Colburn Control Group would legally or beneficially own or control less than 51% of the voting power of the outstanding Voting Stock of the Company, (d) the date of a public announcement that an Acquiring Person has acquired or has obtained the right to acquire legal or beneficial ownership of more than 50% of the voting power of the outstanding Voting Stock of the Company, and (e) the date the Voting Stock of the Company is the subject of a Public Offering and immediately after such event, the Colburn Control Group legally or beneficially owns or controls less than 51% of the voting power of the outstanding Voting Stock of the Company.

        "Change of Control Delayed Prepayment Date" shall have the meaning set
         -----------------------------------------
forth in (S)2.2(b).

        "Change of Control Prepayment Date" shall have the meaning set forth in
         ---------------------------------
(S)2.2(a).

        "Closing Date" shall have the meaning set forth in (S)1.2.
         ------------

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and the
         ----
regulations from time to time promulgated thereunder.

        "Colburn Control Group" shall mean, collectively: (a) Richard D.
         ---------------------
Colburn, (b) the lineal descendants of Richard D. Colburn, (c) the estate of one or more of the Persons named in clause (a) or (b) above, and (d) each trust in respect of which one or more of the Persons described in clauses (a), (b) or (c) above (1) are the principal beneficiaries and (2) constitute majority of the trustees with voting power over such trust.

        "Colburn School of Performing Arts Notes" shall mean, collectively (a)
         ---------------------------------------
that certain Subordinated Promissory Note of the Company dated December 28, 1993, due December 31, 2013, payable to Richard D. Colburn, in the principal amount of $10,000,000 with respect to which all right, title and interest has been assigned by Richard D. Colburn to The Colburn School of Performing Arts and
(b) that certain Subordinated Promissory Note of the Company dated December 30, 1993, due December 31, 2014, payable to Richard D. Colburn, in the principal amount of $10,000,000 with respect to which all right, title and interest has been assigned by Richard D. Colburn to The Colburn School of Performing Arts, in each case, as in effect on the Closing Date, together with those certain Subordination Provisions Applicable to Subordinated Indebtedness executed by The Colburn School on August 17, 1995 pursuant to which the obligations of the Company under such Subordinated Promissory Notes have been subordinated to the Company's obligations under the Notes.

        "Collateral" shall mean all collateral under the Security Document.
         ----------

        "Collateral Agent" shall mean Bank of America National Trust and Savings
         ----------------
Association.

        "Company" shall mean U.S. Rentals, Inc., a California corporation, and
         -------
any Person who succeeds to all, or substantially all, of the assets and business of U.S. Rentals, Inc.

        "Company Notice" shall have the meaning set forth in (S)2.2.
         --------------

        "Competitor" shall mean any Person which is primarily engaged in the
         ----------
manufacture, distribution, rental or leasing of construction equipment and "Competitor Affiliate" shall mean with respect to any Competitor (a) any other
 --------------------
Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Competitor, (b) any other Person of which such Competitor at the time owns 25% or more on a consolidated basis of the equity interest of such Person, and (c) any other Person which at the time owns 25% or more of any class of the capital stock of such Competitor, provided
                                                                       --------
that:

            (a) the provision of investment advisory services by a Person to a Plan which is owned or controlled by a Person which would otherwise be a Competitor or Competitor Affiliate shall not of itself cause the Person providing such services to be deemed to be a Competitor or Competitor Affiliate;

            (b) in no event shall an Institutional Holder be deemed a Competitor or Competitor Affiliate unless such Institutional Holder controls, or is controlled by, or is under common control with, a Person which is primarily engaged in the manufacture, distribution, rental or leasing of construction equipment; and

            (c) an Institutional Holder which would otherwise be deemed a Competitor or Competitor Affiliate pursuant to the foregoing provisions of this definition by virtue of its ownership or control as a portfolio investment of the equity Securities of any Person primarily engaged in the manufacture, distribution, rental or leasing of construction equipment shall not be deemed a Competitor or Competitor Affiliate if such Institutional Holder has established "firewall" like-
                                                                --------
        procedures which will prevent confidential information supplied to such Institutional Holder by the Company from being transmitted or otherwise made available to such Person.

        "Consolidated Fixed Charges" for any period shall mean on a consolidated
         --------------------------
basis the sum of (a) all Rentals (other than Rentals on Capitalized Leases) payable during such period by the Company and its Restricted Subsidiaries pursuant to Long-Term Leases, and (b) all Interest Expense on all Indebtedness (including the interest component of Rentals on Capitalized Leases) of the Company and its Restricted Subsidiaries payable during such period.

        "Consolidated Net Income" for any period shall mean the gross revenues
         -----------------------
of the Company and its Restricted Subsidiaries for such period less all expenses
                                                               ----
and other proper charges (including taxes on income, whether payable by the Company or its shareholders), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

            (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

            (b) the proceeds of any life insurance policy;

            (c) net earnings and losses of any Restricted Subsidiary accrued prior to the date it became a Restricted Subsidiary;

           (d) net earnings and losses of any corporation (other than a Restricted Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Restricted Subsidiary, realized by such corporation prior to the date of such acquisition;

            (e) net earnings and losses of any corporation (other than a Restricted Subsidiary) with which the Company or a Restricted Subsidiary shall have consolidated or which shall have merged into or with the Company or a Restricted Subsidiary prior to the date of such consolidation or merger;

            (f) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions;

            (g) any portion of the net earnings of any Restricted Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Restricted Subsidiary;

            (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

            (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

            (j) any gain arising from the acquisition of any Securities of the Company or any Restricted Subsidiary;

            (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period; and

            (l) any other extraordinary gain or loss.

        "Consolidated Net Income Available for Fixed Charges" for any period
         ---------------------------------------------------
shall mean the sum of (a) Consolidated Net Income during such period plus (to
                                                                     ----
the extent deducted in determining Consolidated Net Income), (b) all provisions for any Federal, state or other income taxes made by the Company and its Restricted Subsidiaries during such period and (c) Consolidated Fixed Charges during such period.

        "Consolidated Secured Indebtedness" shall mean all Indebtedness of the
         ---------------------------------
Company and its Restricted Subsidiaries which is secured by a mortgage, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement or other like agreement granting or conveying a Lien upon property, whether real, personal or mixed, of the Company or any of its Restricted Subsidiaries.

        "Consolidated Tangible Net Worth" shall mean as of the date of any
         -------------------------------
determination thereof, the arithmetic sum of:

            (a) the amount of the capital stock accounts (net of treasury stock, at cost) plus (or minus in the case of deficit) the surplus and retained
                 ----     -----
        earnings of the Company and its Restricted Subsidiaries,

        MINUS
        -----

            (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and its Restricted Subsidiaries, to wit:

                (1) the incremental increase in an asset resulting from any reappraisal, revaluation or write-up of assets, provided that the
                                                            --------
            incremental increase of any such reappraisal, revaluation or write-up of assets need not be deducted in any computation of "Consolidated Tangible Net Worth" if the Company's independent
             -------------------------------
            public accountants shall have concurred in such reappraisal, revaluation or write-up;

                (2) goodwill, patents, patent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible
                                                                 ----------
            assets" in accordance with GAAP, in any such case acquired after the
            ------
            Closing Date; and

                (3) Restricted Investments made following the Closing Date;

        all determined in accordance with GAAP.

        "Consolidated Total Assets" shall mean as of the date of any
         -------------------------
determination thereof total assets of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

        "CPI" shall mean the Consumer Price Index--U.S. City Average (1982-84 =
         ---
100) for All Items for All Urban Consumers as published by the Bureau of Labor Statistics, provided that in the event the CPI shall hereafter be converted to a
            --------
different standard reference base or otherwise revised, the determination of the CPI Percentage Increase shall be made with the use of such conversion factor, formula or table for converting the CPI as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentiss Hall, Inc. or failing such publication by any other nationally recognized publisher of similar statistical information.

        "CPI Percentage Increase" shall mean the amount obtained by multiplying
         -----------------------
the percentage equal to the sum of the increases in the CPI from and including the Base Year times the aggregate net book value of Investments within the limitations of clause (c) of the definition of "Restricted Investments" contained in this (S)8.1.

        "Default" shall mean any event or condition the occurrence of which
         -------
would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

        "Designated Member of the European Community" shall mean any one of the
         -------------------------------------------
following jurisdictions: Belgium, Denmark, France, Germany, Luxembourg, The Netherlands, Switzerland and the United Kingdom.

        "Environmental Law" shall mean any international, federal, state or
         -----------------
local statute, law, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Substances or crude oil, or any fraction thereof, or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of the Company and its Subsidiaries or the operation, construction or modification of any thereof, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state law, and any state statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Substances or crude oil, or any fraction thereof, and all rules, regulations, guidance documents and publications promulgated thereunder.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
         -----
as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

        "ERISA Affiliate" shall mean any corporation, trade or business that is,
         ---------------
along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

        "Event of Default" shall have the meaning set forth in (S)6.1.
         ----------------

        "GAAP" shall mean generally accepted accounting principles at the time.
         ----

        "Guaranties" by any Person shall mean all obligations (other than
         ----------
endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including,
 ---------------
without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to maintain working capital or any balance sheet or income statement condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or
(d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

        "Hazardous Substance" shall mean any hazardous or toxic material,
         -------------------
substance or waste, pollutant or contaminant which is regulated under any statute, law, ordinance, rule or regulation of any local, state, regional or federal authority having jurisdiction over the property of the Company and its Subsidiaries or its use, including but not limited to any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. (S)1317), as amended; (b) regulated as a hazardous waste under Section 1004 or Section 3001 of the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.), as amended; (c) defined as a
                       ------
hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)9601 et seq.), as
                                                            ------
amended; or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

        "Indebtedness" of any Person shall mean and include all obligations of
         ------------
such Person which in accordance with GAAP shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (d) Capitalized Rentals (e) Guaranties of obligations of others of the character referred to in this definition, and (f) obligations of such Person in respect of mandatorily redeemable Preferred Stock.

        "Institutional Holder" shall mean any of the following Persons:  (a) any
         --------------------
bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company, (d) any fraternal benefit society, (e) any pension, retirement or profit-sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent,
(f) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended,
(h) any broker or dealer registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the Investment Advisers Act of 1940, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, (j) any other entity all of the equity owners of which are Institutional Holders or (k) any other Person which may be within the definition of "qualified institutional buyer" as such term is used in Rule 144A, as from time to time in effect, promulgated under the Securities Act of 1933, as amended.

        "Intercreditor Agreement" shall have the meaning set forth in (S)1.4.
         -----------------------

        "Interest Expense" of the Company and its Restricted Subsidiaries for
         ----------------
any period shall mean all interest and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like Securities) for which such calculations are being made.

        "Investments" shall mean all investments, in cash or by delivery of
         -----------
property, made directly or indirectly in any property or assets or in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise.

        "Lien" shall mean any interest in property securing an obligation owed
         ----
to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions,
                                 ----
encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Company or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

        "Long-Term Lease" shall mean any lease of real or personal property
         ---------------
(other than a Capitalized Lease) having an original term, including any period for which the lease may be renewed or extended at the option of the lessor, of more than one year.

        "Make-Whole Amount" shall mean in connection with any prepayment or
         -----------------
acceleration of the Notes the excess, if any, of (a) the aggregate present value as of the date of such prepayment or payment of each dollar of principal being prepaid or paid and the amount of interest (exclusive of interest accrued to the date of prepayment or payment) that would have been payable in respect of such dollar if such prepayment or payment had not been made, determined by discounting such amounts at the Reinvestment Rate from the respective dates on which they would have been payable, over (b) 100% of the principal amount of the outstanding Notes being prepaid or paid. If the Reinvestment Rate (i) in the case of the Series A Notes is equal to or higher than 6.82% per annum, (ii) in the case of the Series B Notes is equal to or higher than 6.89% per annum,
(iii) in the case of the Series C Notes is equal to or higher than 7.04% per annum or (iv) in the case of the Series D Notes is equal to or higher than 7.13% per annum, then the Make-Whole Amount shall be zero. For purposes of any determination of the Make-Whole Amount:

            "Reinvestment Rate" shall mean (1) the sum of 0.50%, plus the yield
             -----------------                                   ----
        reported on page "USD" of the Bloomberg Financial Markets Services Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in the United States government Securities) at 11:00 A.M. (New York City, New York time) for the United States government Securities having a maturity (rounded to the nearest month) corresponding with the maturity date of the principal of the Notes of the series being prepaid or paid or (2) in the event that no nationally recognized trading screen reporting on-line intraday trading in the United States government Securities is available, Reinvestment Rate shall mean the sum of 0.50%, plus the arithmetic mean
                                                       ----
        of the yields for the two columns under the heading "Week Ending"
                                                             -----------
        published in the Statistical Release under the caption "Treasury
                                                                --------
        Constant Maturities" for the maturity (rounded to the nearest month)
        -------------------
        corresponding to the maturity date of the principal of the Notes of the series being prepaid or paid. If no published maturity exactly corresponds to the maturity date of the principal of the Notes of the series being prepaid or paid, yields for the two published maturities most closely corresponding to such Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the "Reinvestment Rate", the most recent Statistical Release published prior
         -----------------
        to the date of determination of the Make-Whole Amount shall be used.

            "Statistical Release" shall mean the then most recently published
             -------------------
        statistical release designated "H.15(519)" or any successor publication
                                        ---------
        which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. Government Securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, then such other reasonably comparable index which shall be designated by the holders of 66-2/3% in aggregate principal amount of the outstanding Notes.

        "Material" shall mean in relation to the business, operations, affairs,
         --------
financial condition, assets, properties or prospects of the Company and its Restricted Subsidiaries taken as a whole.

        "Material Adverse Effect" shall mean a material adverse effect on (a)
         -----------------------
the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Notes and the Security Document, or (c) the validity or enforceability of this Agreement, the Notes or the Security Document.

        "Minority Interests" shall mean any shares of stock of any class of a
         ------------------
Restricted Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Wholly-owned Restricted Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

        "Multiemployer Plan" shall have the same meaning as in ERISA.
         ------------------

        "Noteholder Notice" shall have the meaning set forth in (S)2.2(a).
         -----------------

        "Notes" shall have the meaning set forth in (S)1.1.
         -----

        "Overdue Rate" shall mean the lesser of (a) the maximum interest rate
         ------------
permitted by law and (b) 8.82% per annum in the case of the Series A Notes, 8.89% per annum in the case of the Series B Notes, 9.04% per annum in the case of the Series C Notes and 9.13% per annum in the case of the Series D Notes.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation and any
         ----
entity succeeding to any or all of its functions under ERISA.

        "Person" shall mean an individual, partnership, limited liability
         ------
company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

        "Plan" shall mean a "pension plan," as such term is defined in ERISA,
         ----
established or maintained by the Company or any ERISA Affiliate or as to which the Company or any ERISA Affiliate contributed or is a member or otherwise may have any liability.

        "Preferred Stock" shall mean in respect of any corporation, shares of
         ---------------
the capital stock of such corporation which are entitled to (a) preference or priority over any other shares of the capital stock of such corporation in respect of payment of dividends or (b) distribution of assets upon liquidation, or both.

        "Public Offering" shall mean any offer or sale of any of the Voting
         ---------------
Stock of the Company for which registration is required pursuant to Section 5 of the Securities Act of 1933, as amended, or any successor provision thereto.

        "Purchasers" shall have the meaning set forth in (S)1.1.
         ----------

        "Rentals" shall mean and include as of the date of any determination
         -------
thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the
               -----------------
minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

        "Reportable Event" shall have the same meaning as defined in ERISA.
         ----------------

        "Responsible Officer" shall mean the Chairman of the Board, the Chief
         -------------------
Executive Officer or the Chief Financial Officer of the Company.

        "Restricted Investments" shall mean all Investments, other than:
         ----------------------

            (a) Investments by the Company and its Restricted Subsidiaries in and to Restricted Subsidiaries, including any Investment in a corporation which, after giving effect to such Investment, will become a Restricted Subsidiary;

            (b) Investments in property or assets to be used in the ordinary course of the business of the Company and its Restricted Subsidiaries as described in (S)5.5 of this Agreement;

            (c) Investments of the Company existing as of the Closing Date and described on Schedule II hereto, including, without limitation, notes receivable from Affiliates existing on the Closing Date, plus, with
                                                                 ----
        respect to notes receivable from Affiliates only, the CPI Percentage Increase;

            (d) Investments in commercial paper of corporations organized under the laws of the United States or any state thereof maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Restricted Subsidiary, is accorded a rating of "A-2" or better by Standard & Poor's Ratings Group
                              ---
        or "P-2" by Moody's Investors Service, Inc.;
            ---

            (e) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee in full of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing within three years from the date of acquisition thereof;

            (f) Investments in certificates of deposit and banker's acceptances maturing within one year from the date of issuance thereof, either (1) issued by a bank or trust company organized under the laws of the United States or any State thereof, having capital, surplus and undivided profits aggregating at least $100,000,000, provided that at the time of
                                                   --------
        acquisition thereof by the Company or a Restricted Subsidiary, the senior unsecured long-term debt of such bank or trust company or of the holding company of such bank or trust company is rated "AA" or better by Standard & Poor's Ratings Group or "Aa" or better by Moody's Investors Service, Inc. or (2) issued by any bank or trust company organized under the laws of the United States or any state thereof to the extent that such Investments are fully insured by the Federal Depository Insurance Corporation;

            (g) Investments in repurchase agreements maturing in 90 days or less from the date of issuance with respect to any Security described in clause (e) of this definition entered into with a depository institution or trust company acting as principal described in clause (f)(1) of this definition if such repurchase agreements are by their terms to be performed by the repurchase obligor and such repurchase agreements are deposited with a bank or trust company of the type described in clause
        (f)(1) of this definition;

            (h) Investments in any money market fund which is classified as a current asset in accordance with GAAP, the aggregate asset value of which "marked to market" is at least $500,000,000 and which is managed
               ----------------
        by a fund manager of recognized national standing, and which invests substantially all of its assets in obligations described in clauses (d) through (f) above; and

            (i) Investments in readily-marketable obligations of indebtedness of any State of the United States or any municipality organized under the laws of any State of the United States or any political subdivision thereof which, at the time of acquisition by the Company or any Subsidiary, are accorded either of the two highest ratings by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or another nationally recognized credit rating agency of similar standard, which in any such case mature no later than three years after the date of acquisition thereof;

        In valuing any Investments for the purpose of applying the applicable limitations contained in this Agreement, such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered in cash on account of capital or principal.

        "Restricted Subsidiary" shall mean any Subsidiary (a) which is organized
         ---------------------
under the laws of the United States or any State thereof, Canada or any
Province thereof, any Designated Member of the European Community or Mexico;
(b) which conducts substantially all of its business and has substantially all of its assets within the United States, Canada, any Member of the European Community or Mexico; (c) of which more than 80% (by number of votes) of the Voting Stock is beneficially owned, directly or indirectly, by the Company; and
(d) is designated as a Restricted Subsidiary on Schedule II attached hereto or is designated as such in writing by the Company to each of the holders of the Notes, provided, however, that no Unrestricted Subsidiary may be designated as
       -----------------
a Restricted Subsidiary and no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if, at the time of such action and after giving effect thereto: (i) the Company would not be permitted by the provisions of
(S)5.9(a)(3) or (4) to incur at least $1.00 of additional Indebtedness, or (ii) a Default or Event of Default would exist, and provided, further, that no
                                               -----------------
Unrestricted Subsidiary shall at any time after the Closing Date be designated a Restricted Subsidiary if such Unrestricted Subsidiary shall have twice been previously designated a Restricted Subsidiary, and no Restricted Subsidiary shall at any time after the Closing

Date be designated as an Unrestricted Subsidiary if such Restricted Subsidiary shall have twice been previously designated as an Unrestricted Subsidiary.

        "Security" shall have the same meaning as in Section 2(1) of the
         --------
Securities Act of 1933, as amended.

        "Security Document" shall have the meaning set forth in (S)1.4.
         -----------------

        "Senior Indebtedness" shall mean all Indebtedness of the Company, other
         -------------------
than Subordinated Indebtedness of the Company.

        "Series A Notes" shall have the meaning set forth in (S)1.1.
         --------------

        "Series B Notes" shall have the meaning set forth in (S)1.1.
         --------------

        "Series C Notes" shall have the meaning set forth in (S)1.1.
         --------------

        "Series D Notes" shall have the meaning set forth in (S)1.1.
         --------------

        "Subordinated Indebtedness" shall mean (a) the Colburn School of
         -------------------------
Performing Arts Notes and (b) all other Indebtedness of the Company which (i) has, when issued, a weighted average life to maturity greater than the remaining weighted average life to maturity of the Notes, (ii) provides by its terms that payments or repayments may only be made pursuant to and within the limitations of the terms of (S)5.11 of this Agreement, and (iii) is at all times evidenced by a written instrument or instruments containing subordination provisions substantially in the form set forth in Exhibit E attached hereto providing for the subordination thereof to other Indebtedness of the Company, including, without limitation, the Notes, or such other provisions as may be approved in writing by the holders of at least 66-2/3% of the outstanding principal amount of the Notes.

        The term "subsidiary" shall mean as to any particular parent corporation
                  ----------
any corporation of which more than 50% (by number of votes) of the Voting Stock shall be beneficially owned, directly or indirectly, by such parent corporation. The term "Subsidiary" shall mean a subsidiary of the Company.
          ----------

        "Tax Dividend" shall have the meaning set forth in (S)5.11(b).
         ------------

        "Tax Year" shall have the meaning set forth in (S)5.11(b).
         --------

        "Taxable Income" shall have the meaning set forth in (S)5.11(b).
         --------------

        "Unrestricted Subsidiary" shall mean any Subsidiary which is not
         -----------------------
designated as a Restricted Subsidiary in Schedule II attached hereto or in accordance with the definition of "Restricted Subsidiary".
                                   ---------------------

        "Voting Stock" shall mean Securities of any class or classes, the
         ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

        "Wholly-owned" when used in connection with any Subsidiary shall mean a
         ------------
Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) and all Indebtedness for borrowed money shall be owned by the Company and/or one or more of its Wholly-owned Subsidiaries.

        Section 8.2. Accounting Principles. Where the character or amount of any
        ----------------------------------
asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

        Section 8.3. Directly or Indirectly. Where any provision in this
        -----------------------------------
Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 9.      MISCELLANEOUS.

        Section 9.1. Registered Notes. The Company shall cause to be kept at its
        -----------------------------
principal office a register for the registration and transfer of the Notes, and the Company will register or transfer or cause to be registered or transferred, as hereinafter provided, any Note issued pursuant to this Agreement.

        At any time and from time to time the holder of any Note which has been duly registered as hereinabove provided may transfer such Note upon surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of such Note or its attorney duly authorized in writing.

        The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement. Payment of or on account of the principal, premium, if any, and interest on any Note shall be made to or upon the written order of such holder.

        Section 9.2. Exchange of Notes. At any time and from time to time, upon
        ------------------------------
surrender of such Note at its office, the Company will deliver in exchange therefor, without expense to such holder, except as set forth below, a Note for the same aggregate principal amount as the then unpaid principal amount of the Note so surrendered, or Notes in the denomination of $1,000,000 (or such lesser amount as shall constitute 100% of the Notes of such holder) or any amount in excess thereof as such holder shall specify, dated as of the date to which interest has been paid on the Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, registered in the name of such Person or Persons as may be designated by such holder, and otherwise of the same form and tenor as the Notes so surrendered for exchange. The Company may require the payment of a sum sufficient to cover any stamp tax or governmental charge imposed upon such exchange or transfer.

        Section 9.3. Loss, Theft, Etc. of Notes. Upon receipt of evidence
        ---------------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note. If the Purchaser or any subsequent Institutional Holder is the owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Company.

        Section 9.4. Expenses, Stamp Tax Indemnity. Whether or not the
        ------------------------------------------
transactions herein contemplated shall be consummated, the Company agrees to pay directly all of your out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement, the Security Document and the Intercreditor Agreement and the transactions contemplated hereby, including but not limited to the charges and disbursements of Chapman and Cutler, your special counsel, duplicating and printing costs and charges for shipping the Notes, adequately insured to you at your home office or at such other place as you may designate, and all such expenses relating to any amendments, waivers or consents pursuant to the provisions hereof (whether or not the same are actually executed and delivered), including, without limitation, any such amendments, waivers, or consents resulting from any work-out, renegotiation or restructuring relating to the performance by the Company of its obligations under this Agreement, the Security Document, the Intercreditor Agreement and the Notes. The Company also agrees to pay, within five Business Days of receipt thereof, supplemental statements of Chapman and Cutler for disbursements unposted or not incurred as of the Closing Date. The Company further agrees that it will pay and save you harmless against any and all liability with respect to stamp and other taxes, if any, which may be payable or which may be determined to be payable in connection with the execution and delivery of this Agreement, the Security Document, the Intercreditor Agreement or the Notes, whether or not any Notes are then outstanding. The Company agrees to protect and indemnify you against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement, the Security Document or the Intercreditor Agreement. Without limiting the foregoing, the Company agrees to pay the cost of obtaining the private placement number for the Notes and authorizes the submission of such information as may be required by

Standard & Poor's CUSIP Service Bureau for the purpose of obtaining such number.

        Section 9.5. Powers and Rights Not Waived; Remedies Cumulative. No delay
        --------------------------------------------------------------
or failure on the part of the holder of any Note in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the holder of any Note are cumulative to, and are not exclusive of, any rights or remedies any such holder would otherwise have.

        Section 9.6. Notices. All communications provided for hereunder shall be
        --------------------
in writing and, if to you, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication, in each case addressed to you at your address appearing on Schedule I to this Agreement or such other address as you or the subsequent holder of any Note initially issued to you may designate to the Company in writing, and if to the Company, delivered or mailed by registered or certified mail or overnight air courier, or by facsimile communication, to the Company at 1581 Cummins Drive, Suite 155, Modesto, California 95358, Attention: Chief Financial Officer, or to such other address as the Company may in writing designate to you or to a subsequent holder of the Note initially issued to you; provided, however, that a notice to you by
                                     --------  -------
overnight air courier shall only be effective if delivered to you at a street address designated for such purpose in Schedule I, and a notice to you by facsimile communication shall only be effective if confirmed by transmission of a copy thereof by prepaid overnight air courier, or, in either case, as you or a subsequent holder of any Note initially issued to you may designate to the Company in writing.

        Section 9.7. Successors and Assigns. This Agreement shall be binding
        -----------------------------------
upon the Company and its successors and assigns and shall inure to your benefit and to the benefit of your successors and assigns, including each successive holder or holders of any Notes.

        Section 9.8. Survival of Covenants and Representations. All covenants,
        ------------------------------------------------------
representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Notes.

        Section 9.9. Severability. Should any part of this Agreement for any
        -------------------------
reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid or unenforceable.

        Section 9.10. Governing Law. This Agreement and the Notes issued and
        ---------------------------
sold hereunder shall be governed by and construed in accordance with Illinois law, including all matters of construction, validity and performance.

        Section 9.11. Captions. The descriptive headings of the various Sections
        ----------------------
or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                            U.S. RENTALS, INC.



                                            By
                                               Its

Accepted as of August 21, 1995.

                                            [VARIATION]



                                            By
                                               --------------------------------
                                               Its

ATTACHMENTS TO NOTE AGREEMENT:

Schedule I  -- Names and Addresses of Purchasers and Amounts of Commitments

Schedule II -- Indebtedness; Liens Securing Indebtedness (including
               Capitalized Leases); Subsidiaries; Restricted Subsidiaries as of the Closing Date; Etc.

Exhibit A-1 -- Form of 6.82% Senior Secured Notes, Series A, Due August 21, 1999

Exhibit A-2 -- Form of 6.89% Senior Secured Notes, Series B, Due August 21, 2000

Exhibit A-3 -- Form of 7.04% Senior Secured Notes, Series C, Due August 21, 2001

Exhibit A-4 -- Form of 7.13% Senior Secured Notes, Series D, Due August 21, 2002

Exhibit B   -- Representations and Warranties of the Company

Exhibit C   -- Description of Special Counsel's Closing Opinion

Exhibit D   -- Description of Closing Opinion of Counsel to the Company

Exhibit E   -- Subordination Provisions Applicable to Subordinated Indebtedness

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
MASSACHUSETTS MUTUAL LIFE                          $2,300,000          Series C
 INSURANCE COMPANY                                 $2,000,000          Series D
1295 State Street
Springfield, Massachusetts  01111
Attention:  Mr. John B. Joyce
            Mr. John B. Wheeler
            Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 7.04% Senior Secured Notes, Series C, due August 21, 2001, PPN 90341*AC 3, principal, premium or interest" or "U.S. Rentals, Inc. 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD 1, principal, premium or interest") to:

                                  SCHEDULE I
                              (to Note Agreement)

   Chase Manhattan Bank, N.A.
   4 Chase MetroTech Center
   New York, NY  10081
   ABA No. 021000021
   For MassMutual IFM Traditional
   Account No. 910-1388131
   Re:  Description of security, principal and interest split

   With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate actions, to be addressed
Attention:  Securities Custody and Collection Department, F381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
MASSACHUSETTS MUTUAL LIFE                           $2,300,000         Series C
 INSURANCE COMPANY                                  $2,000,000         Series D
1295 State Street
Springfield, Massachusetts  01111
Attention:  Mr. John B. Joyce
            Mr. John B. Wheeler
            Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 7.04% Senior Secured Notes, Series C, due August 21, 2001, PPN 90341*AC 3, principal, premium or interest" or "U.S. Rentals, Inc. 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD 1, principal, premium or interest") to:

   Chase Manhattan Bank, N.A.
   4 Chase MetroTech Center
   New York, NY  10081
   ABA No. 021000021
   For MassMutual IFM Non-Traditional
   Account No. 910-2509073
   Re:  Description of security, principal and interest split

   With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate actions, to be addressed
Attention:  Securities Custody and Collection Department, F381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
MASSACHUSETTS MUTUAL LIFE                          $2,400,000          Series C
 INSURANCE COMPANY                                 $2,000,000          Series D
1295 State Street
Springfield, Massachusetts  01111
Attention:  Mr. John B. Joyce
            Mr. John B. Wheeler
            Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 7.04% Senior Secured Notes, Series C, due August 21, 2001, PPN 90341*AC 3, principal, premium or interest" or "U.S. Rentals, Inc. 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD 1, principal, premium or interest") to:

   Chase Manhattan Bank, N.A.
   4 Chase MetroTech Center
   New York, NY  10081
   ABA No. 021000021
   For MassMutual Pension Management
   Account No. 910-2594018
   Re:  Description of security, principal and interest split

   With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate actions, to be addressed
Attention:  Securities Custody and Collection Department, F381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
JEFFERSON-PILOT LIFE INSURANCE                      $5,000,000         Series B
 COMPANY                                            $3,000,000         Series C
100 North Greene                                    $4,000,000         Series D
Greensboro, North Carolina  27401
Attention:  Securities Administration 3630
Telefacsimile:  (910) 691-3025

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 6.89% Senior Secured Notes, Series B, Due August 21, 2000, PPN 90341*AB 5, principal, premium or interest" or "U.S. Rentals, Inc., 7.04% Senior Secured Notes, Series C, Due August 21, 2001, PPN 90341*AC 3, principal, premium or interest" or "U.S. Rentals, Inc., 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD 1, principal, premium or interest", as the case may be), to:

   NationsBank of North Carolina (ABA #053 000 196)
   Charlotte, North Carolina
   (Greensboro office)

   for credit to:  Jefferson-Pilot Life Insurance Company
   Account Number 020-000-014
   Attention:  Cathy Crisson (910) 691-3133

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment (including name and address of bank transmitting payment), to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  56-0359860

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
PRINCIPAL MUTUAL LIFE INSURANCE                    $10,000,000         Series A
 COMPANY
711 High Street
Des Moines, Iowa  50392-0800
Attention:  Investment Department--
            Securities Division
Regarding Bond Number 1-B-60511
Telefacsimile:  (515) 248-2490
Confirmation:   (515) 248-3495

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 6.82% Senior Secured Notes, Series A, Due August 21, 1999, PPN 90341*AA 7, Bond Number 1-B-60511, principal, premium or interest") to:

   Norwest Bank Iowa, N.A. (ABA #0730 0022 8)
   7th and Walnut Streets
   Des Moines, Iowa  50309

   for credit to:  Principal Mutual Life Insurance Company
   General Account Number 014752

Notices

All notices concerning payment on or in respect of the Notes, to:

   Principal Mutual Life Insurance Company
   711 High Street
   Des Moines, Iowa  50392-0960
   Attention:  Investment--
               Accounting & Treasury--
               Securities
   Telefacsimile:  (515) 247-5930

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-012-7290

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
PHOENIX HOME LIFE MUTUAL                            $5,000,000         Series D
 INSURANCE COMPANY
One American Row
Hartford, Connecticut  06115
Attention:  Private Placements Division
Telecopier Number:  (203) 275-5451

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD 1, principal, premium or interest") to:

   Chase Manhattan Bank (ABA #021 0000 21)
   BNF-SSG Private Income Processing/AC-9009000200

   for credit to:  Phoenix Home Life Mutual Insurance Company
   Account Number G-05143

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
PHOENIX HOME LIFE MUTUAL                            $3,000,000        Series D
 INSURANCE COMPANY
One American Row
Hartford, Connecticut  06115
Attention:  Private Placements Division
Telecopier Number:  (203) 275-5451

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD 1, principal, premium or interest") to:

   Chase Manhattan Bank (ABA #021 0000 21)
   BNF-SSG Private Income Processing/AC-9009000200

   for credit to:  Phoenix Home Life Mutual Insurance Company
   Account Number G-05515

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
PHOENIX AMERICAN LIFE                              $2,000,000          Series D
 INSURANCE COMPANY
c/o Phoenix Home Life Mutual
   Insurance Company
One American Row
Hartford, Connecticut  06115
Attention:  Private Placements Division
Telecopier Number:  (203) 275-5451

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 7.13% Senior Secured Notes, Series D, Due August 21, 2002, PPN 90341*AD1, principal, premium or interest") to:

   Chase Manhattan Bank (ABA #021 0000 21)
   BNF-SSG Private Income Processing/AC-9009000200

   for credit to:  Phoenix American Life Insurance Company
   Account Number G-05464

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

                                                PRINCIPAL AMOUNT
        NAMES AND ADDRESSES                      OF NOTES TO BE       SERIES OF
           OF PURCHASERS                           PURCHASED            NOTES
ALEXANDER HAMILTON LIFE INSURANCE                   $5,000,000         Series B
 COMPANY OF AMERICA
33045 Hamilton Court
Farmington Hills, Michigan  48334
Attention:  Jean Elizabeth Benefiel, Department R-12A
Phone:  (810) 489-4728
Fax:    (810) 489-4792

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Rentals, Inc., 6.89% Senior Secured Notes, Series B, Due August 21, 2000, PPN 90341*AB 5, principal, premium or interest") to:

   Comerica Bank, Det / 03
   ABA Number 0720-0009-6
   Account Number:  82043
   Bnfac:  21585-98539, Master Trust

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment (including name and address of bank transmitting payment), to:

   Comerica Bank
   Institutional Trust
   411 West Lafayette
   Detroit, Michigan  48226
   Attn:  Janis Dudek

   Phone:  (313) 222-4085
   Fax:    (313) 963-8524

Duplicate copies and all notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Calhoun & Co.

Taxpayer I.D. Number:  38-2190143

                  DESCRIPTION OF DEBT, LEASES AND INVESTMENTS


1. Indebtedness (other than Capitalized Rentals) of the Company and its Restricted Subsidiaries outstanding on the Closing Date is as follows:

                               ($s in thousands)

                          NOTES PAYABLE                           As of 8/15/95
Revolving notes to Bank under Credit and Security Agreement, interest payable monthly at varying rates tied to the
  bank's money market rate and reference rate.                      $ 58,000

Demand note payable to CED, interest payable monthly at
  prime less .75%.                                                    20,000

Notes payable to Shareholder, assigned to The R.D. Colburn
  School of Performing Arts, subordinated notes due
  December 31, 2013 and 2014, interest payable quarterly at
  a rate of prime plus 5%.                                            20,000

Demand notes payable to related parties.                               3,885

Other notes payable.                                                   1,060
                                                                    --------
  Total Indebtedness                                                $102,945
                                                                    ========

2. Long-Term Leases of the Company and its Restricted Subsidiaries outstanding on the Closing Date are as follows:

                         [See Attached Schedule II-B]

     Capitalized Leases of the Company and its Restricted Subsidiaries outstanding on the Closing Date are as follows:

                                     None


                                  SCHEDULE II
                              (to Note Agreement)

4. Investments of the Company and its Restricted Subsidiaries (other than Subsidiaries) outstanding on the Closing Date, including without limitation, notes receivable from Affiliates are as follows:

     Yorkshire Enterprises L.P.          $   41,251.21
     Kwickform America                      992,459.15
     Kippington Road                        306,000.00
     UKP                                         31.48
     Claessen                                 3,267.25
     Tolyco BV                              351,905.63
     Consortium 2000 Inc.                   150,000.00
     Subordinated Promissory
       Notes of Consolidated
       Electrical Distributors, Inc.
       in face principal amounts of                              (current adjusted principal
       $5,336,050 and $12,844.00            25,056,336           value plus accrued interest)
                                        --------------
          Total                         $26,901,250.72

                          SUBSIDIARIES OF THE COMPANY

1.  RESTRICTED SUBSIDIARIES:

                                                      PERCENTAGE OF VOTING STOCK
          NAME OF          JURISDICTION OF                OWNED BY COMPANY AND
        SUBSIDIARY          INCORPORATION                 EACH OTHER SUBSIDIARY


                                     None




2.   SUBSIDIARIES (OTHER THAN RESTRICTED SUBSIDIARIES):

                                                      PERCENTAGE OF VOTING STOCK
          NAME OF          JURISDICTION OF                OWNED BY COMPANY AND
        SUBSIDIARY          INCORPORATION                 EACH OTHER SUBSIDIARY


                                     None




                                  Schedule II
                              (to Note Agreement)

                              U.S. RENTALS, INC.


                     6.82% Senior Secured Note, Series A,
                              Due August 21, 1999



No.
                                                              ____________, ____
$
                                                                  PPN 90341*AA 7



     U.S. RENTALS, INC., a California corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                    on the twenty-first day of August, 1999
                            the principal amount of

                                                               DOLLARS ($______)

and to pay interest (computed on the basis of a 360-day year of twelve
30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 6.82% per annum from the date hereof until maturity, payable semiannually on the twenty-first of February and August in each year (commencing on February 21, 1996) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of (a) the maximum interest rate permitted by law and (b) 8.82% per annum.

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Modesto, California in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal,


                                  EXHIBIT A-1
                              (to Note Agreement)
premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Los Angeles, California or New York City, New York are required by law to close or are customarily closed.

     This Note is one of the 6.82% Senior Secured Notes, Series A, due August 21, 1999 (the "Series A Notes") of the Company in the aggregate principal amount of $10,000,000 which, together with the Company's $10,000,000 aggregate principal amount 6.89% Senior Secured Notes, Series B, Due August 21, 2000 (the "Series B Notes"), the Company's $10,000,000 aggregate principal amount 7.04% Senior Secured Notes, Series C, Due August 21, 2001 (the "Series C Notes") and the Company's $20,000,000 aggregate principal amount 7.13% Senior Secured Notes, Series D, Due August 21, 2002 (the "Series D Notes", said Series D Notes together with the Series A Notes, the Series B Notes and the Series C Notes are hereinafter referred to collectively as the "Notes"), are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of August 15, 1995 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.

     This Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Document and the Intercreditor Agreement (as each such term is defined in the Note Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes on the Company in respect thereof.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.


A-1-2

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     This Note and said Note Agreements are governed by and construed in accordance with the laws of Illinois, including all matters of construction, validity and performance.

                                            U.S. RENTALS, INC.



                                            By
                                               Its



A-1-3

                              U.S. RENTALS, INC.


                     6.89% Senior Secured Note, Series B,
                              Due August 21, 2000
No.
                                                              ____________, ____
$
                                                                  PPN 90341*AB 5


     U.S. RENTALS, INC., a California corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                    on the twenty-first day of August, 2000
                            the principal amount of

                                                               DOLLARS ($______)

and to pay interest (computed on the basis of a 360-day year of twelve
30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 6.89% per annum from the date hereof until maturity, payable semiannually on the twenty-first of February and August in each year (commencing on February 21, 1996) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of (a) the maximum interest rate permitted by law and (b) 8.89% per annum.

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Modesto, California in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal,

                                  EXHIBIT A-2
                              (to Note Agreement)
premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Los Angeles, California or New York City, New York are required by law to close or are customarily closed.

     This Note is one of the 6.89% Senior Secured Notes, Series B, due August 21, 2000 (the "Series B Notes") of the Company in the aggregate principal amount of $10,000,000 which, together with the Company's $10,000,000 aggregate principal amount 6.82% Senior Secured Notes, Series A, Due August 21, 1999 (the "Series A Notes"), the Company's $10,000,000 aggregate principal amount 7.04% Senior Secured Notes, Series C, Due August 21, 2001 (the "Series C Notes") and the Company's $20,000,000 aggregate principal amount 7.13% Senior Secured Notes, Series D, Due August 21, 2002 (the "Series D Notes", said Series D Notes together with the Series A Notes, the Series B Notes and the Series C Notes are hereinafter referred to collectively as the "Notes"), are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of August 15, 1995 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.

     This Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Document and the Intercreditor Agreement (as each such term is defined in the Note Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes on the Company in respect thereof.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.


A-2-2

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     This Note and said Note Agreements are governed by and construed in accordance with the laws of Illinois, including all matters of construction, validity and performance.

                                            U.S. RENTALS, INC.



                                            By
                                               Its



A-2-3

                              U.S. RENTALS, INC.


                     7.04% Senior Secured Note, Series C,
                              Due August 21, 2001

No.
                                                              ____________, ____
$
                                                                  PPN 90341*AC 3


     U.S. RENTALS, INC., a California corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                    on the twenty-first day of August, 2001
                            the principal amount of

                                                               DOLLARS ($______)

and to pay interest (computed on the basis of a 360-day year of twelve
30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.04% per annum from the date hereof until maturity, payable semiannually on the twenty-first of February and August in each year (commencing on February 21, 1996) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of (a) the maximum interest rate permitted by law and (b) 8.04% per annum.

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Modesto, California in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal,


                                  EXHIBIT A-3
                              (to Note Agreement)
premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Los Angeles, California or New York City, New York are required by law to close or are customarily closed.

     This Note is one of the 7.04% Senior Secured Notes, Series C, Due August 21, 2001 (the "Notes") of the Company in the aggregate principal amount of $10,000,000 which, together with the Company's $10,000,000 aggregate principal amount 6.82% Senior Secured Notes, Series A, Due August 21, 1999 (the "Series A Notes"), the Company's $10,000,000 aggregate principal amount 6.89% Senior Secured Notes, Series B, Due August 21, 2000 (the "Series B Notes") and the Company's $20,000,000 aggregate principal amount 7.13% Senior Secured Notes, Series D, Due August 21, 2002 (the "Series D Notes", said Series D Notes together with the Series A Notes, the Series B Notes and the Series C Notes are hereinafter referred to collectively as the "Notes"), are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of August 15, 1995 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.

     This Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Document and the Intercreditor Agreement (as each such term is defined in the Note Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes on the Company in respect thereof.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.


A-3-2

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     This Note and said Note Agreements are governed by and construed in accordance with the laws of Illinois, including all matters of construction, validity and performance.

                                            U.S. RENTALS, INC.



                                            By
                                               Its


A-3-3

                              U.S. RENTALS, INC.


                     7.13% Senior Secured Note, Series D,
                              Due August 21, 2002
No.
                                                              ____________, ____
$
                                                                  PPN 90341*AD 1


     U.S. RENTALS, INC., a California corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                    on the twenty-first day of August, 2002
                            the principal amount of

                                                               DOLLARS ($______)

and to pay interest (computed on the basis of a 360-day year of twelve
30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.13% per annum from the date hereof until maturity, payable semiannually on the twenty-first of February and August in each year (commencing on February 21, 2002) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of (a) the maximum interest rate permitted by law and (b) 8.13% per annum.

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Modesto, California in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal,

                                  EXHIBIT A-4
                              (to Note Agreement)
premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Los Angeles, California or New York City, New York are required by law to close or are customarily closed.

     This Note is one of the 7.13% Senior Secured Notes, Series D, due August 21, 2002 (the "Notes") of the Company in the aggregate principal amount of $20,000,000 which, together with the Company's $10,000,000 aggregate principal amount 6.82% Senior Secured Notes, Series A, Due August 21, 1999 (the "Series A Notes"), the Company's $10,000,000 aggregate principal amount 6.89% Senior Secured Notes, Series B, Due August 21, 2000 (the "Series B Notes") and the Company's $10,000,000 aggregate principal amount 7.04% Senior Secured Notes, Series C, Due August 21, 2001 (the "Series C Notes", said Series C Notes together with the Series A Notes, the Series B Notes and the Series D Notes are hereinafter referred to collectively as the "Notes"), are issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of August 15, 1995 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.

     This Note and the holder hereof are also entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Security Document and the Intercreditor Agreement (as each such term is defined in the Note Agreements). Reference is hereby made to each of the foregoing for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes on the Company in respect thereof.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.


A-4-2

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     This Note and said Note Agreements are governed by and construed in accordance with the laws of Illinois, including all matters of construction, validity and performance.

                                            U.S. RENTALS, INC.



                                            By
                                               Its


A-4-3

                        REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to you as follows:

     1. Subsidiaries. Schedule II attached to the Agreements states the name of each of the Company's Subsidiaries, its jurisdiction of incorporation and the percentage of its Voting Stock owned by the Company and/or its Subsidiaries. Those Subsidiaries listed in Section 1 of said Schedule II constitute Restricted Subsidiaries. The Company and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien. All such shares have been duly issued and are fully paid and non-assessable.

     2. Corporate Organization and Authority. The Company, and each Restricted Subsidiary,

         (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

         (b) has all requisite power and authority and all Material licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and

         (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary.

     3. Business and Property. The Private Placement Memorandum dated June 1995 (the "Memorandum") prepared by BA Securities, Inc. which in all Material respects sets forth the business conducted and proposed to be conducted by the Company and its Subsidiaries and the principal properties of the Company and its Subsidiaries.

     4. Financial Statements. (a) The consolidated balance sheets of the Company and its consolidated Subsidiaries as of December 31 in each of the


                                   EXHIBIT B
                              (to Note Agreement)
years 1990 to 1994, both inclusive, and the statements of income and retained earnings and changes in financial position or cash flows for the fiscal years ended on said dates, each accompanied by a report thereon containing an opinion unqualified as to scope limitations imposed by the Company and otherwise without qualification except as therein noted, by Price Waterhouse L.L.P., have been prepared in accordance with GAAP consistently applied except as therein noted, are correct and complete and present fairly the financial position of the Company and its consolidated Subsidiaries as of such dates and the results of their operations and changes in their cash flows for such periods. The unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as of June 30, 1995, and the unaudited statements of income and retained earnings and cash flows for the six-month period ended on said date prepared by the Company have been prepared in accordance with GAAP consistently applied, are correct and complete and present fairly the financial position of the Company and its consolidated Subsidiaries as of said date and the results of their operations and changes in their cash flows for such period.

     (b) Since December 31, 1994, there has been no change in the condition, financial or otherwise, of the Company and its consolidated Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate would have a Material Adverse Effect.

     5. Indebtedness; Insurance. Schedule II attached to the Agreements correctly describes all Indebtedness, Long-Term Leases, Capitalized Leases and Investments of the Company and its Restricted Subsidiaries outstanding on the Closing Date. Said Schedule II also correctly describes the levels of insurance and self-insurance of the Company and its Restricted Subsidiaries existing on the Closing Date.

     6. Full Disclosure. Neither the financial statements referred to in paragraph 4 hereof nor the Agreements, the Memorandum or any other written statement furnished by the Company to you in connection with the negotiation of the sale of the Notes, contains any untrue statement of a Material fact or omits a Material fact necessary to make the statements contained therein or herein not Materially misleading. There is no fact peculiar to the Company or its Subsidiaries which the Company has not disclosed to you in writing which would have a Material Adverse Effect.

     7. Pending Litigation. There are no proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary in any court or before any governmental authority or arbitration board or tribunal which would have a Material Adverse Effect.

     8. Title to Properties. The Company and each Restricted Subsidiary has good and marketable title in fee simple (or its equivalent under applicable law) to all Material parcels of real property and has good title to all the other Material items of property it purports to own, including that reflected in the most recent balance sheet referred to in paragraph 4 hereof, except as sold or otherwise disposed of in the ordinary course of business and except for Liens permitted by the Agreements.

     9. Patents and Trademarks. The Company and each Restricted Subsidiary owns or possesses all Material patents, trademarks, trade names, service marks, copyrights, licenses and rights with respect to the foregoing necessary for the present conduct of its business, without any known conflict with the rights of others.

     10. Sale Is Legal and Authorized. The sale of the Notes and compliance by the Company with all of the provisions of the Agreements, the Security Document, the Intercreditor Agreement and the Notes --

         (a)  are within the corporate powers of the Company;

         (b) will not violate any Material provisions of any law or any Material order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any Material property of the Company; and

         (c) have been duly authorized by proper corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Articles of Incorporation or By-laws of the Company or otherwise), executed and delivered by the Company and the Agreements, the Security Document, the Intercreditor Agreement and the Notes constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable in accordance with their respective terms.

     11. No Defaults. No Default or Event of Default has occurred and is continuing. The Company is not in default in the payment of principal or interest on any Indebtedness for borrowed money and is not in Material default under any instrument or instruments or agreements under and subject to which any Indebtedness for borrowed money has been issued and no Material event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

     12. Governmental Consent. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of the Agreements, the Security Document or the Intercreditor Agreement or the issuance, sale or delivery of the Notes or compliance by the Company with any of the provisions of the Agreements, the Security Document, the Intercreditor Agreement or the Notes.

     13. Taxes. All tax returns required to be filed by the Company or any Restricted Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Restricted Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. For all taxable years ending on or before December 31, 1990, the Federal income tax liability of the Company and its Restricted Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Company and its Restricted Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year. The Company does not know of any proposed additional tax assessment against it for which adequate provision has not been made on its accounts, and no material controversy in respect of additional Federal or state income taxes due since said date is pending or to the knowledge of the Company threatened. The provisions for taxes on the books of the Company and each Restricted Subsidiary are adequate for all open years, and for its current fiscal period.

     14. Use of Proceeds. The net proceeds from the sale of the Notes will be used to refinance existing Indebtedness, to purchase new rental equipment and for other corporate purposes. None of the transactions contemplated in the Agreements (including, without limitation thereof, the use of proceeds from the issuance of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither the Company nor any Subsidiary owns or intends to carry or purchase any "margin stock" within the meaning of said Regulation G. None of the proceeds from the sale of the Notes will be used to purchase, or refinance any borrowing the proceeds of which were used to purchase, any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

     15. Private Offering. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security to or has solicited or will solicit an offer to acquire the Notes or any similar Security from or has otherwise approached or negotiated or will approach or negotiate in respect of the Notes or any similar Security with any Person other than the Purchasers and not more than sixteen other institutional investors, each of whom was offered a portion of the Notes at private sale for investment. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security to or has solicited or will solicit an offer to acquire the Notes or any similar Security from any Person so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended.

     16. ERISA. The consummation of the transactions provided for in the Agreements and compliance by the Company with the provisions thereof and the Notes issued thereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. Each Plan complies in all material respects with all applicable statutes and governmental rules and regulations, and (a) no Reportable Event has occurred and is continuing with respect to any Plan, (b) neither the Company nor any ERISA Affiliate has withdrawn from any Plan or Multiemployer Plan or instituted steps to do so, and
(c) no steps have been instituted to terminate any Plan. No condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by the Company or any ERISA Affiliate of any material liability, fine or penalty. No Plan maintained by the Company or any ERISA Affiliate, nor any trust created thereunder, has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA. The present value of all benefits vested under all Plans equals, as of the last annual valuation date, the value of the assets of the Plans allocable to such vested benefits. Neither the Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Purchasers.

     17. Compliance with Law. (a) Neither the Company nor any Restricted Subsidiary (1) is in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (2) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would have a Material Adverse Effect. Neither the Company nor any Restricted Subsidiary is in default with respect to any order of any court or governmental authority or arbitration board or tribunal which default would have a Material Adverse Effect.

     (b) Without limiting the provisions of clause (a) of this paragraph 17, the Company is in compliance with all applicable Environmental Laws, the failure to comply with which would have a Material Adverse Effect.

     18. Investment Company Act. The Company is not, and is not directly or indirectly controlled by or acting on behalf of any Person which is, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

     19. Foreign Assets Control Regulations, etc. Neither the Company nor any Affiliate of the Company is, by reason of being a "national" of "designated foreign country" or a "specially designated national" within the meaning of the Regulations of the Office of Foreign Assets Control, United States Treasury Department (31 C.F.R., Subtitle B, Chapter V), or for any other reason, subject to any restriction or prohibition under, or is in violation of, any Federal statute or Presidential Executive Order, or any rules or regulations of any department, agency or administrative body promulgated under any such statute or order, concerning trade or other relations with any foreign country or any citizen or national thereof or the ownership or operation of any property.

     20. Lien Recordation. The Security Document (or financing statements or similar notices thereof to the extent permitted or required by applicable law) have been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the security interest granted by such Security Document in the collateral therein described as against creditors of and purchasers from the Company and its Subsidiaries and the Security Document create a valid and perfected first security interest in such collateral effective as against creditors of and purchasers from the Company and its Subsidiaries subject only to encumbrances expressly permitted by the terms of the Agreement and such Security Document.

               DESCRIPTION OF SPECIAL COUNSEL'S CLOSING OPINION

     The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by (S)4.1 of the Note Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

         1. The Company is a corporation, validly existing and in good standing under the laws of the State of California and has the corporate power and the corporate authority to execute and deliver the Note Agreements and to issue the Notes.

         2. The Note Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                                   EXHIBIT C
                              (to Note Agreement)

     The opinion of Chapman and Cutler shall also state that the opinion of Bernard E. Lyons, Esq. is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of California, the By-laws of the Company and the general business corporation law of the State of California. The opinion of Chapman and Cutler is limited to the laws of the State of Illinois, the general business corporation law of the State of California and the Federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company.

           DESCRIPTION OF CLOSING OPINION OF COUNSEL TO THE COMPANY

     The closing opinion of Bernard E. Lyons, Esq., counsel for the Company, which is called for by (S)4.1 of the Note Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

         1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of State of California, has the corporate power and the corporate authority to execute and perform the Note Agreements, the Security Document and the Intercreditor Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

         2. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of capital stock of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

         3. Each Note Agreement, the Security Document and the Intercreditor Agreement have been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or


                                   EXHIBIT D
                              (to Note Agreement)
     similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         5. Each Security Document has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of such Subsidiary enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance of the Note Agreements, the Security Document, the Intercreditor Agreement or the Notes.

         7. The Security Document (or financing statements or similar notices thereof to the extent permitted or required by applicable law) have been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the security interest granted by such Security Document in the collateral therein described as against creditors of and purchasers from the Company and its Subsidiaries and the Security Document create a valid and perfected first security interest in such collateral effective as against creditors of and purchasers from the Company and its Subsidiaries subject only to encumbrances expressly permitted by the terms of such Security Document.

         8. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Agreements, the Security Document and the Intercreditor Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

         9. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         10. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Note Agreements do not violate or conflict with Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         11. There is no litigation pending or, to the best knowledge of such counsel, threatened which in such counsel's opinion could reasonably be expected to have a materially adverse effect on the Company's business or assets or which would impair the ability of the Company to issue and deliver the Notes or to comply with the provisions of the Note Agreements, the Security Document and the Intercreditor Agreement, as the case may be.

     The opinion of Bernard E. Lyons, Esq. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

                      SUBORDINATION PROVISIONS APPLICABLE
                         TO SUBORDINATED INDEBTEDNESS

     (a) The indebtedness evidenced by the subordinated notes*, any renewals or extensions thereof, premium, if any, interest (including, without limitation, any such interest accruing subsequent to the filing by or against the Company of any proceeding brought under Chapter 11 of the Bankruptcy Code (11 U.S.C.
Section 100 et seq.)) and any fees, charges, expenses or other sums payable under or in respect of the agreements pursuant to which such subordinated notes were issued, shall at all times be wholly and unconditionally subordinate and junior in right of payment to all principal, premium, if any, and interest (including, without limitation, any such interest accruing subsequent to the filing by or against the Company of any proceeding brought under Chapter 11 of the Bankruptcy Code (11 U.S.C. Section 100 et seq.), whether or not such interest is allowed as a claim pursuant to the provisions of such Chapter) and all other fees, charges, expenses and other sums payable in respect of (1) the Company's $10,000,000 aggregate principal amount 6.82% Senior Secured Notes, Series A, Due August 21, 1999, $10,000,000 aggregate principal amount 6.89% Senior Secured Notes, Series B, Due August 21, 2000, $10,000,000 7.04% Senior Secured Notes, Series C, Due August 21, 2001 and $20,000,000 aggregate principal amount 7.13% Senior Secured Notes, Series D, Due August 21, 2002 (collectively the "Notes") issued pursuant to the separate and several Note Agreements, each dated as of August 15, 1995 between the Company and Massachusetts Mutual Life Insurance Company, Jefferson-Pilot Life Insurance Company, Principal Mutual Life Insurance Company, Phoenix Home Life Mutual Insurance Company and Alexander Hamilton Life Insurance Company and (2) any other indebtedness for money borrowed of the Company not expressed to be subordinate or junior to any other indebtedness of the Company (the indebtedness described in the preceding clauses
(1) and (2) is hereinafter called "Superior Indebtedness"), in the manner and with the force and effect hereafter set forth:

         (1) In the event of (i) any liquidation, dissolution or other winding up of the Company, voluntary or involuntary, (ii) any execution, sale, receivership, insolvency, bankruptcy, liquidation,

----------------
*Or debentures or other designation as may be appropriate.

                                   EXHIBIT E
                              (to Note Agreement)
     readjustment, reorganization, composition or other similar proceeding relative to the Company or its property, (iii) any general assignment by the Company for the benefit of creditors, or (iv) any distribution, division, marshalling or application of any of the properties or assets of the Company or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any event:

               (A) all principal, premium, if any, any interest and all other sums owing on all Superior Indebtedness shall first be paid in full in cash before any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities, including equity securities, or other evidences of indebtedness, the payment of which is unconditionally subordinated, to at least the same degree as the subordinated securities being paid, to the payment of all Superior Indebtedness which may at the time be outstanding) shall be made on indebtedness evidenced by the subordinated notes;

               (B) any payment or distribution of any kind or character, whether in cash, property or securities which would otherwise (but for the terms hereof) be payable or deliverable in respect of the subordinated notes, shall be paid or delivered directly to the holders of the Superior Indebtedness, for application to the payment of the Superior Indebtedness, until all Superior Indebtedness shall have been paid in full, and the holders of the subordinated notes at the time outstanding irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators, fiscal agents and others having authority in the premises to effect all such payments and deliveries;

               (C) any payment or distribution of any kind or character, whether in cash, property or securities which shall be made upon or in respect of the subordinated notes shall be paid over to the holders of Superior Indebtedness, pro rata, for application and payment thereof unless and until such Superior Indebtedness shall have been paid or satisfied in full; and

               (D) notwithstanding the foregoing provisions, if for any reason whatsoever any payment or distribution of any kind or character, whether in cash, property or securities, should be received by a holder of the subordinated notes before all such Superior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by such holder to, as the case may be, the holders of such Superior Indebtedness remaining unpaid, or their representative or representatives, for application to the payment of all such Superior Indebtedness, pro rata, unless and until such Superior Indebtedness shall have been paid or satisfied in full.

         (2) In the event that the subordinated notes are declared or become due and payable because of the occurrence of any event of default hereunder (or under the agreement or indenture, as appropriate) or otherwise than at the option of the Company, under circumstances when the foregoing clause (1) shall not be applicable, then no amount shall be paid by the Company in respect of the principal of, premium, if any, or interest on the subordinated notes in excess of current interest payments as provided herein prior to the 90th day after any holder of the Subordinated Notes has given notice to the Company that such Subordinated Notes have been declared or have become due and payable before their expressed maturity date, unless and until all Superior Indebtedness shall have been paid in full in cash, provided that if during such 90 day period the holders of the Superior Indebtedness initiate legal proceedings to enforce the Company's obligations in respect of the Superior Indebtedness, such period of non-payment shall be tolled for so long as the holders of the Superior Indebtedness continue to prosecute such legal proceedings.

         (3) Upon the happening of any Superior Indebtedness Payment Default (as defined below), the holders of the subordinated notes shall not be entitled to receive any payment on account thereof during the period beginning on the date such Senior Indebtedness Payment Default shall occur and ending upon the earlier of (i) the date such Superior Indebtedness Payment Default has been waived in writing by the holders of the related Superior Indebtedness, (ii) the date on which notice that such Superior Indebtedness Payment Default shall have ceased to exist is given by any holder of the related Superior Indebtedness to the Company, and (iii) the date on which such Superior Indebtedness Payment Default has been cured or shall have ceased to exist. "Superior Indebtedness Payment Default" shall mean any default or failure by the Company to make any optional, required or mandatory prepayment or payment of principal, premium, if any, or interest with respect to any Superior Indebtedness.

         (4) In case any default on any Superior Indebtedness other than a default in respect of the payment of principal, premium, if any, or interest in respect of such Superior Indebtedness ("Superior Indebtedness Nonmonetary Event of Default") shall have occurred and be continuing with respect to any Superior Indebtedness, no holder of the subordinated notes shall be entitled to receive any payment on account thereof during the period beginning on a Payment Blockage Commencement Date (as defined below) and ending upon the earlier of (A) the date such Superior Indebtedness Nonmonetary Event of Default has been waived in writing by the holders of such Superior Indebtedness, (B) the date on which notice that such Superior Indebtedness Nonmonetary Event of Default shall have ceased to exist is given by the holders of such Superior Indebtedness to the Company, and (C) the date on which such Superior Indebtedness Nonmonetary Event of Default has been cured; provided, however, that (x) no more than one blockage period under this paragraph (4) may occur during any period of 360 consecutive days, (y) blockage periods under this paragraph (4) shall not be in effect for more than 150 days during any period of 360 consecutive days, and (z) no facts or circumstances constituting a Superior Indebtedness Nonmonetary Event of Default existing on any Payment Blockage Commencement Date may be used as a basis for any subsequent blockage period unless cured or waived. As used herein, the term "Payment Blockage Commencement Date" shall mean the date on which written notice of a Superior Indebtedness Nonmonetary Event of Default is given by any holder of such Superior Indebtedness to the Company.

     (b) If any payment or distribution of any kind or character (whether in cash, securities or other property) or any security shall be received by any holder of the subordinated notes in contravention of any of the terms of this
(S)___, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, holders of the Superior Indebtedness pro rata for application to the payment of all Superior Indebtedness remaining unpaid, to the extent necessary to pay all such Superior Indebtedness in full in cash. In the event of the failure of any holder of the subordinated notes to endorse or assign any such payment, distribution or security, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     (c) The holder of each subordinated note undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim within 30 days before the expiration of the time to file the same which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the subordinated notes and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of any subordinated note so to do, any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of such note to execute, verify, deliver and file any such proofs of claim.

     (d) No right of any holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or the holders of Superior Indebtedness, or by any noncompliance by the Company with any of the terms, provisions and covenants of the subordinated notes or the agreement under which they are issued, regardless of any knowledge thereof that any such holder of Superior Indebtedness may have or be otherwise charged with.

     (e) No holder of any subordinated notes will sell, assign, pledge, encumber or otherwise dispose of any of its subordinated notes unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to the foregoing provisions.

     (f) The Company agrees, for the benefit of the holders of Superior Indebtedness, that in the event that any subordinated note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder, (1) the Company will give prompt notice in writing of such happening to the holders of Superior Indebtedness, (2) all Superior Indebtedness shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof and (3) the holders of such subordinated notes shall not be entitled to receive any payment or distribution in respect thereof or applicable thereto until all Superior Indebtedness at the time outstanding shall have been paid in full in cash.

     (g) The subordination effected by the foregoing provisions and the rights created thereby of the holders of the Superior Indebtedness shall not be affected by (1) any amendment of or addition or supplement to any Superior Indebtedness or any instrument or agreement relating thereto, (2) any exercise or non-exercise of any right, power or remedy under or in respect of any Superior Indebtedness or any instrument or agreement relating thereto, or (3) the giving or denial of any waiver, consent, release, indulgence, extension, renewal, modification or delay or the taking or nontaking of any other action, inaction or omission, in respect of any Superior Indebtedness or any instrument or agreement relating thereto or to any securities relating thereto or any guarantee thereof, whether or not any holder of any subordinated notes shall have had notice or knowledge of any of the foregoing.